UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-02896

Exact name of registrant as specified in charter:	Prudential Investment Portfolios, Inc. 15

Address of principal executive offices:	Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	8/31/2014

Date of reporting period:	8/31/2014

Item 1 – Reports to Stockholders

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL HIGH YIELD FUND

ANNUAL REPORT • AUGUST 31, 2014

Fund Type

High Yield Bond

Objectives

Current income, and capital appreciation as a secondary objective

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS). Prudential Fixed Income is a unit of Prudential Investment Management, Inc. (PIM), a registered investment adviser. PIMS and PIM are Prudential Financial companies. © 2014 Prudential Financial, Inc. and its related entities. Prudential Investments LLC, Prudential, the Prudential logo, Bring Your Challenges, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

October 15, 2014

Dear Shareholder:

We hope you find the annual report for the Prudential High Yield Fund informative and useful. The report covers performance for the 12-month period that ended August 31, 2014.

Since market conditions change over time, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers* that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential High Yield Fund

*Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investments’ fixed income and money market funds are advised by Prudential Investment Management, Inc. (PIM) through its Prudential Fixed Income unit. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Prudential High Yield Fund	1

Your Fund’s Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 8/31/14
	One Year	Five Years	Ten Years	Since Inception
Class A	10.11%	71.75%	116.23%	—
Class B	9.57	67.98	106.22	—
Class C	9.49	66.49	104.45	—
Class Q	10.50	N/A	N/A	30.60% (10/31/11)
Class R	9.84	69.65	N/A	101.82 (6/6/05)
Class Z	10.38	74.36	122.53	—
Barclays US Corporate High Yield 1% Issuer Capped Index	10.55	77.43	128.15	—
Lipper High Yield Funds Average	9.27	68.39	103.59	—

Average Annual Total Returns (With Sales Charges) as of 9/30/14
	One Year	Five Years	Ten Years	Since Inception
Class A	1.87%	8.93%	7.17%	—
Class B	0.96	9.22	7.14	—
Class C	4.70	9.21	7.04	—
Class Q	7.07	N/A	N/A	8.79% (10/31/11)
Class R	6.41	9.66	N/A	7.58 (6/6/05)
Class Z	6.76	10.23	7.94	—
Barclays US Corporate High Yield 1% Issuer Capped Index	7.15	10.45	8.21	—
Lipper High Yield Funds Average	5.94	9.40	6.95	—

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Average Annual Total Returns (With Sales Charges) as of 8/31/14
	One Year	Five Years	Ten Years	Since Inception
Class A	5.15%	10.40%	7.52%	—
Class B	4.57	10.80	7.51	—
Class C	8.49	10.73	7.41	—
Class Q	10.50	N/A	N/A	9.87% (10/31/11)
Class R	9.84	11.15	N/A	7.90 (6/6/05)
Class Z	10.38	11.76	8.33	—

Average Annual Total Returns (Without Sales Charges) as of 8/31/14
	One Year	Five Years	Ten Years	Since Inception
Class A	10.11%	11.42%	8.02%	—
Class B	9.57	10.93	7.51	—
Class C	9.49	10.73	7.41	—
Class Q	10.50	N/A	N/A	9.87% (10/31/11)
Class R	9.84	11.15	N/A	7.90 (6/6/05)
Class Z	10.38	11.76	8.33	—

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class A shares with a similar investment in the Barclays US Corporate High Yield 1% Issuer Capped Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (August 31, 2004) and the account values at the end of the current fiscal year (August 31, 2014) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted

Prudential High Yield Fund	3

Your Fund’s Performance (continued)

from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class Q, Class R, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class Q	Class R	Class Z
Maximum initial sales charge	4.50% of the public offering price	None	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or sale proceeds)	1% on sales of $1 million or more made within 12 months of purchase	5% (Yr. 1) 4% (Yr. 2) 3% (Yr. 3) 2% (Yr. 4) 1% (Yr. 5) 1% (Yr. 6) 0% (Yr. 7)	1% on sales made within 12 months of purchase	None	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30% (.25% currently)	.75%	1%	None	.75% (.50% currently)	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired by any new or existing Class B shareholders, except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

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Benchmark Definitions

Barclays US Corporate High Yield 1% Issuer Capped Index

The Barclays US Corporate High Yield 1% Issuer Capped Index (the Index) is an unmanaged index which covers the universe of US dollar-denominated, non-convertible, fixed rate, non-investment-grade debt. Issuers are capped at 1% of the Index. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower. Barclays US Corporate High Yield 1% Issuer Capped Index Closest Month-End to Inception cumulative total returns as of 8/31/14 are 31.86% for Class Q; and 117.14% for Class R. Barclays US Corporate High Yield 1% Issuer Capped Index Closest Month-End to Inception average annual total returns as of 9/30/14 are 9.15% for Class Q; and 8.42% for Class R.

Lipper High Yield Funds Average

The Lipper High Yield Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper High Yield Funds category for the periods noted. Funds in the Lipper Average aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues. Lipper Average Closest Month-End to Inception cumulative total returns as of 8/31/14 are 28.82% for Class Q; and 93.93% for Class R. Lipper Average Closest Month-End to Inception average annual total returns as of 9/30/14 are 8.26% for Class Q; and 7.07% for Class R.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Index and the Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

Five Largest Holdings expressed as a percentage of net assets as of 8/31/14
First Data Corp., Gtd. Notes, 11.750%, 08/15/2021	0.8%
CIT Group, Inc., Sr. Unsec’d. Notes, 5.000%, 08/15/2022	0.8
CommScope Holding Co., Inc., Sr. Unsec’d. Notes, 144A, 6.625%, 06/01/2020	0.7
Hexion U.S. Finance Corp., Sec’d. Notes, 9.000%, 11/15/2020	0.7
Avaya, Inc., Sec’d. Notes, 144A, 10.500%, 03/01/2021	0.6

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 8/31/14
Technology	11.4%
Energy—Other	9.5
Healthcare & Pharmaceutical	7.5
Capital Goods	7.2
Electric	5.7

Industry weightings reflect only long-term investments and are subject to change.

Prudential High Yield Fund	5

Your Fund’s Performance (continued)

Distributions and Yields as of 8/31/14
	Total Distributions Paid for 12 Months	30-Day SEC Yield	30-Day Unsubsidized SEC Yield
Class A	$0.35	4.54%	4.49%
Class B	0.33	4.25	4.25
Class C	0.31	4.00	4.00
Class Q	0.38	5.15	5.15
Class R	0.34	4.50	4.25
Class Z	0.37	4.98	4.98

Credit Quality expressed as a percentage of total investments as of 8/31/14
BBB	1.6%
BB	40.0
B	37.5
CCC	15.9
NR	1.3
Cash/Cash Equivalents	3.7
Total Investments	100.0%

Source: PIM

Credit ratings reflect the highest rating assigned by Moody’s Investor Service, Inc. (Moody’s), Standard & Poor’s (S&P) or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, Moody’s ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. The Not Rated category consists of securities that have not been rated by Moody’s, S&P or Fitch. Credit ratings are subject to change.

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Strategy and Performance Overview

How did the Fund perform?

The Prudential High Yield Fund’s Class A shares gained 10.11% for the 12-month reporting period that ended August 31, 2014. Over the same period, the Barclays US Corporate High Yield 1% Issuer Capped Index (the Index) gained 10.55%, and the Lipper High Yield Funds Average gained 9.27%.

What were conditions like in the US high yield corporate bond market?

Despite periodic bouts of volatility, the broad high yield bond market (as represented by the Index) performed very well during the reporting period. Performance was fueled by a continuing search for yield against a backdrop of strong fundamentals for high yield issuers and default rates that remained well below historical averages.

•

Spreads—the amount of extra yield that high yield bonds provide over similar-duration US Treasury securities—narrowed by 98 basis points (bps). (A basis point is one-hundredth of a percentage point.) Meanwhile, average high yield bond prices increased by $3.11.

•	Lower-quality bonds rated CCC returned 11.57%, outperforming higher-quality bonds rated BB and B, which returned 10.99% and 9.90%, respectively.

•

The top three performing sectors in the Index were banking, pipelines, and electric utilities, each returning more than 13% during the reporting period. The gaming sector posted the weakest, but still positive, return of less than 2%.

What strategies proved most beneficial to the Fund’s performance?

•	The Fund benefited from strong security selection in the gaming, cable, and non-captive finance sectors.

•	An overweight in the technology and electric utilities sectors, which outperformed during the reporting period, added to relative returns.

•

The Fund’s underweight compared with the Index in the building materials and construction and non-captive finance sectors contributed to results, as these sectors underperformed the broader high yield bond market during the period.

•

In terms of individual issue selection, an investment in payment processing company First Data was the largest contributor. The Fund also benefited from its overweight positions relative to the Index in CIT Group, a non-captive finance company, and Avaya Holdings, a provider of business communications systems.

What strategies detracted most from the Fund’s performance?

•	Relative to the Index, security selection in the electric utilities, consumer, and banking sectors hindered the Fund’s performance.

Prudential High Yield Fund	7

Strategy and Performance Overview (continued)

•

The Fund’s underweight positions compared to the Index in banking and pipelines detracted from returns, as these sectors outperformed the broader high yield bond market. In addition, an overweight in the gaming sector dampened relative performance.

•	In terms of individual issue selection, the Fund was hurt by its underweights in banking company The Royal Bank of Scotland Group, and telecommunications company Telecom Italia.

Did the Fund use derivatives and how did they affect performance?

•

Derivatives were used in the Fund and are instrumental in attaining specific exposures targeted to gain from anticipated market developments. On various occasions throughout the reporting period, the Fund used the Markit CDX High Yield Index to obtain broad market exposure, which was neutral to performance as it offset the cash drag in the fund. The CDX HY is based on a basket of 100 equally weighted credit default swaps on high yield issuers. A credit default swap is similar to buying or selling insurance contracts on a corporation’s debt.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 1, 2014, at the beginning of the period, and held through the six-month period ended August 31, 2014. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of

Prudential High Yield Fund	9

Fees and Expenses (continued)

Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential High Yield Fund		Beginning Account Value March 1, 2014	Ending Account Value August 31, 2014	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,027.00	0.83%	$4.24
	Hypothetical	$1,000.00	$1,021.02	0.83%	$4.23

Class B	Actual	$1,000.00	$1,026.20	1.33%	$6.79
	Hypothetical	$1,000.00	$1,018.50	1.33%	$6.77

Class C	Actual	$1,000.00	$1,024.90	1.58%	$8.06
	Hypothetical	$1,000.00	$1,017.24	1.58%	$8.03

Class Q	Actual	$1,000.00	$1,028.90	0.46%	$2.35
	Hypothetical	$1,000.00	$1,022.89	0.46%	$2.35

Class R	Actual	$1,000.00	$1,025.70	1.08%	$5.51
	Hypothetical	$1,000.00	$1,019.76	1.08%	$5.50

Class Z	Actual	$1,000.00	$1,030.00	0.58%	$2.97
	Hypothetical	$1,000.00	$1,022.28	0.58%	$2.96

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended August 31, 2014, and divided by 365 days in the Fund’s fiscal year ended August 31, 2014 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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The Fund’s annualized expense ratios for the year ended August 31, 2014, are as follows:

Class	Gross Operating Expenses	Net Operating Expenses
A	0.87%	0.82%
B	1.32	1.32
C	1.57	1.57
Q	0.46	0.46
R	1.32	1.07
Z	0.57	0.57

Net operating expenses shown above reflect fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

Prudential High Yield Fund	11

Portfolio of Investments

as of August 31, 2014

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS 94.0%

ASSET-BACKED SECURITIES(a) 0.2%

Collateralized Loan Obligations
Baker Street CLO II Ltd. (Cayman Islands), Series 2006-1A, Class E, 144A	4.184%	10/15/19	2,851	$2,772,289
Bridgeport CLO Ltd., Series 2007-2A, Class D, 144A(b)	4.481	06/18/21	2,261	2,140,235

TOTAL ASSET-BACKED SECURITIES (cost $3,054,755)				4,912,524

BANK LOANS(a) 2.2%

Capital Goods 0.4%
CPM Acquisition Corp.	10.250	03/01/18	7,250	7,336,094
Neff Rental LLC	7.250	06/09/21	5,490	5,493,431

				12,829,525

Chemicals 0.2%
Solenis International LP	7.750	07/31/22	7,500	7,431,248

Energy—Integrated 0.1%
Fieldwood Energy LLC	8.375	09/30/20	3,000	3,055,626

Energy—Other 0.1%
Amern Energy Marcellus LLC	8.500	08/04/21	3,825	3,847,311

Gaming 0.2%
CCM Merger, Inc. (original cost $3,374,500, purchased 07/30/14)(c)	4.500	08/31/21	3,400	3,392,918
Golden Nugget, Inc.	5.500	11/21/19	1,493	1,509,290
Yonkers Racing Corp.	8.750	08/20/20	1,220	1,098,000

				6,000,208

Healthcare & Pharmaceutical
Radnet Mgmt., Inc.	8.000	03/25/21	980	984,900

Lodging 0.1%
Four Seasons Holdings, Inc.	6.250	12/28/20	1,750	1,754,375

Media & Entertainment 0.2%
Clear Channel Communications, Inc.	3.884	01/29/16	5,000	4,964,585

See Notes to Financial Statements.

Prudential High Yield Fund	13

Portfolio of Investments

as of August 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

BANK LOANS(a) (Continued)

Non-Captive Finance 0.2%
Electronic Funds Source	8.500%	05/29/22	7,475	$7,428,281

Retailers
Karman Buyer Corp.	7.500	07/25/22	1,000	1,000,500

Technology 0.7%
Evergreen Skills Lux Sarl	7.750	04/28/22	16,500	16,087,500
Kronos, Inc.	9.750	04/30/20	8,094	8,296,288

				24,383,788

TOTAL BANK LOANS (cost $73,050,846)				73,680,347

CORPORATE BONDS 91.4%

Aerospace & Defense 1.9%
Alliant Techsystems, Inc.,
Gtd. Notes(d)	6.875	09/15/20	2,685	2,896,444
Gtd. Notes, 144A	5.250	10/01/21	1,300	1,326,000
B/E Aerospace, Inc., Sr. Unsec’d. Notes	5.250	04/01/22	3,575	3,869,937
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A(d)	5.750	03/15/22	3,075	3,128,813
Sr. Unsec’d. Notes, 144A(d)	6.000	10/15/22	3,525	3,586,688
Sr. Unsec’d. Notes, 144A(d)	6.125	01/15/23	7,431	7,616,775
Sr. Unsec’d. Notes, 144A(d)	7.500	03/15/18	2,000	2,230,000
Sr. Unsec’d. Notes, 144A(d)	7.750	03/15/20	975	1,082,250
Esterline Technologies Corp., Gtd. Notes	7.000	08/01/20	4,250	4,547,500
LMI Aerospace, Inc., Sr. Sec’d. Notes, 144A	7.375	07/15/19	4,375	4,429,687
Sequa Corp., Gtd. Notes, 144A (original cost $8,050,719; purchased 12/10/2012-12/17/2013)(b)(c)(d)	7.000	12/15/17	8,000	7,800,000
TransDigm, Inc.,
Gtd. Notes(d)	7.500	07/15/21	5,200	5,681,000
Gtd. Notes, 144A	6.000	07/15/22	6,325	6,435,687
Gtd. Notes, 144A	6.500	07/15/24	6,325	6,483,125
Triumph Group, Inc., Gtd. Notes, 144A	5.250	06/01/22	800	798,000

				61,911,906

See Notes to Financial Statements.

14

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Automotive 2.5%
American Axle & Manufacturing, Inc.,
Gtd. Notes(d)	6.250%	03/15/21	5,925	$6,280,500
Gtd. Notes(d)	6.625	10/15/22	5,225	5,616,875
Gtd. Notes	7.750	11/15/19	700	796,250
Chrysler Group LLC,
Sec’d. Notes	8.000	06/15/19	5,350	5,754,728
Sec’d. Notes	8.250	06/15/21	11,250	12,571,875
Dana Holding Corp.,
Sr. Unsec’d. Notes(d)	5.375	09/15/21	2,550	2,645,625
Sr. Unsec’d. Notes(d)	6.750	02/15/21	7,085	7,563,237
Gates Global LLC/Gates Global Co, Gtd. Notes, 144A(d)	6.000	07/15/22	9,700	9,603,000
General Motors Co., Sr. Unsec’d. Notes	4.875	10/02/23	5,600	5,992,000
Jaguar Land Rover Automotive PLC (United Kingdom), Gtd. Notes, 144A(d)	5.625	02/01/23	650	685,750
Lear Corp.,
Gtd. Notes	4.750	01/15/23	775	778,875
Gtd. Notes	8.125	03/15/20	7,466	7,913,960
Meritor, Inc.,
Gtd. Notes(d)	6.250	02/15/24	3,700	3,801,750
Gtd. Notes	6.750	06/15/21	5,180	5,477,850
Tenneco, Inc., Gtd. Notes	6.875	12/15/20	1,564	1,691,075
Titan International, Inc., Sr. Sec’d. Notes	6.875	10/01/20	5,500	5,527,500

				82,700,850

Banking 0.4%
Bank of America Corp., Jr. Sub. Notes(d)	5.200(a)	12/31/49	2,975	2,867,156
Morgan Stanley, Jr. Sub. Notes(d)	5.450(a)	12/31/49	5,025	5,112,938
Wells Fargo & Co., Jr. Sub. Notes(d)	5.900(a)	12/31/49	5,025	5,263,687

				13,243,781

Building Materials & Construction 3.4%
Beazer Homes USA, Inc.,
Gtd. Notes	5.750	06/15/19	4,375	4,342,187
Gtd. Notes	7.250	02/01/23	1,425	1,464,188
Gtd. Notes	7.500	09/15/21	7,725	8,111,250
Gtd. Notes(d)	9.125	05/15/19	5,500	5,816,250

See Notes to Financial Statements.

Prudential High Yield Fund	15

Portfolio of Investments

as of August 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Building Materials & Construction (cont’d.)
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. (Canada), Gtd. Notes, 144A(d)	6.125%	07/01/22	6,023	$6,241,334
Building Materials Corp. of America,
Sr. Sec’d. Notes, 144A (original cost $3,619,500; purchased 02/02/2010-04/27/2011)(b)(c)	7.000	02/15/20	3,525	3,701,250
Sr. Unsec’d. Notes, 144A (original cost $2,215,000; purchased 04/19/2013)(b)(c)	6.750	05/01/21	2,000	2,145,000
Sr. Unsec’d. Notes, 144A (original cost $2,977,500; purchased 09/27/2010)(b)(c)	6.875	08/15/18	3,000	3,112,500
Cemex Espana SA (Mexico), Sr. Sec’d. Notes, 144A	9.250	05/12/20	3,000	3,255,000
Cemex Finance LLC (Mexico), Sr. Sec’d. Notes, 144A(d)	9.375	10/12/22	7,400	8,732,000
Cemex SAB de CV (Mexico), Sr. Sec’d. Notes, 144A	9.000	01/11/18	1,000	1,065,000
CPG Merger Sub LLC, Gtd. Notes, 144A(d)	8.000	10/01/21	570	598,500
D.R. Horton, Inc.,
Gtd. Notes(d)	4.750	02/15/23	13,650	13,496,437
Gtd. Notes	6.500	04/15/16	100	106,875
K. Hovnanian Enterprises, Inc., Sr. Sec’d. Notes, 144A	7.250	10/15/20	5,675	6,100,625
KB Home,
Gtd. Notes(d)	7.000	12/15/21	2,800	3,024,000
Gtd. Notes(d)	7.500	09/15/22	5,645	6,153,050
Masco Corp., Sr. Unsec’d. Notes	5.950	03/15/22	1,475	1,609,594
Standard Pacific Corp.,
Gtd. Notes(d)	6.250	12/15/21	3,225	3,418,500
Gtd. Notes(d)	8.375	05/15/18	350	406,000
Gtd. Notes(d)	8.375	01/15/21	400	470,000
Gtd. Notes	10.750	09/15/16	2,725	3,174,625
Taylor Morrison Communities, Inc./Monarch Communities, Inc.,
Gtd. Notes, 144A(d)	5.625	03/01/24	2,100	2,089,500
Gtd. Notes, 144A	7.750	04/15/20	5,118	5,540,235
Gtd. Notes, 144A	7.750	04/15/20	1,587	1,717,927

See Notes to Financial Statements.

16

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Building Materials & Construction (cont’d.)
Toll Brothers Finance Corp., Gtd. Notes	4.000%	12/31/18	825	$839,438
WCI Communities, Inc., Gtd. Notes	6.875	08/15/21	9,375	9,597,656
WLH PNW Finance Corp., Sr. Unsec’d. Notes, 144A	7.000	08/15/22	4,325	4,449,344

				110,778,265

Cable 3.0%
Cablevision Systems Corp.,
Sr. Unsec’d. Notes(d)	7.750	04/15/18	3,000	3,337,500
Sr. Unsec’d. Notes	8.625	09/15/17	8,475	9,661,500
CCO Holdings LLC/CCO Holdings Capital Corp.,
Gtd. Notes	5.125	02/15/23	1,130	1,124,350
Gtd. Notes	5.250	03/15/21	620	633,950
Gtd. Notes(d)	5.250	09/30/22	1,760	1,786,400
Gtd. Notes(d)	5.750	09/01/23	8,675	8,913,562
Gtd. Notes(d)	5.750	01/15/24	13,330	13,629,925
Gtd. Notes	8.125	04/30/20	725	777,563
Cequel Communications Holdings I LLC/Cequel Capital Corp.,
Sr. Unsec’d. Notes, 144A(d)	5.125	12/15/21	8,175	8,103,469
Sr. Unsec’d. Notes, 144A	6.375	09/15/20	6,025	6,326,250
CSC Holdings LLC,
Sr. Unsec’d. Notes	6.750	11/15/21	1,600	1,760,000
Sr. Unsec’d. Notes	7.625	07/15/18	875	999,688
DISH DBS Corp.,
Gtd. Notes	5.000	03/15/23	2,050	2,039,750
Gtd. Notes	5.875	07/15/22	3,075	3,263,190
Inmarsat Finance PLC (United Kingdom), Gtd. Notes, 144A	4.875	05/15/22	3,700	3,709,250
Intelsat Jackson Holdings SA (Luxembourg),
Gtd. Notes(d)	5.500	08/01/23	12,750	12,702,187
Gtd. Notes	7.250	10/15/20	4,600	4,922,000
Quebecor Media, Inc. (Canada), Sr. Unsec’d. Notes	5.750	01/15/23	8,683	8,900,075
Videotron Ltd. (Canada), Gtd. Notes	5.000	07/15/22	1,350	1,387,125
Virgin Media Secured Finance PLC (United Kingdom), Sr. Sec’d. Notes, 144A	5.375	04/15/21	4,275	4,446,000

				98,423,734

See Notes to Financial Statements.

Prudential High Yield Fund	17

Portfolio of Investments

as of August 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Capital Goods 6.8%
ADS Waste Holdings, Inc., Gtd. Notes	8.250%	10/01/20	5,025	$5,351,625
Ashtead Capital, Inc. (United Kingdom), Sec’d. Notes, 144A	6.500	07/15/22	8,700	9,461,250
Belden, Inc., Gtd. Notes, 144A	5.500	09/01/22	3,800	3,942,500
BlueLine Rental Finance Corp., Sec’d. Notes, 144A (original cost $4,296,250; purchased 01/16/2014-07/01/2014)(b)(c)	7.000	02/01/19	4,150	4,388,625
Brand Energy & Infrastructure Services, Inc., Gtd. Notes, 144A (original cost $6,225,000; purchased 11/22/2013)(b)(c)	8.500	12/01/21	6,225	6,474,000
Case New Holland, Inc., Gtd. Notes	7.875	12/01/17	4,335	4,952,738
CBRE Services, Inc., Gtd. Notes(d)	5.000	03/15/23	7,575	7,679,535
Clean Harbors, Inc., Gtd. Notes	5.250	08/01/20	4,900	5,034,750
Cleaver-Brooks, Inc., Sr. Sec’d. Notes, 144A (original cost $4,330,000; purchased 04/08/2013)(b)(c)	8.750	12/15/19	4,000	4,440,000
CNH Industrial Capital LLC, Gtd. Notes(d)	3.625	04/15/18	3,027	3,049,703
Columbus McKinnon Corp., Gtd. Notes	7.875	02/01/19	3,410	3,606,075
Dycom Investments, Inc., Gtd. Notes	7.125	01/15/21	5,275	5,644,250
Gardner Denver, Inc., Sr. Unsec’d. Notes, 144A (original cost $5,020,000; purchased 07/22/2013-07/24/2013)(b)(c)(d)	6.875	08/15/21	5,020	5,308,650
General Cable Corp., Gtd. Notes(d)	5.750	10/01/22	5,487	5,459,565
Griffon Corp., Gtd. Notes	5.250	03/01/22	11,500	11,385,000
H&E Equipment Services, Inc., Gtd. Notes	7.000	09/01/22	10,400	11,362,000
International Wire Group Holdings, Inc., Sr. Sec’d. Notes, 144A	8.500	10/15/17	5,925	6,384,187
Jurassic Holdings III, Inc., Sec’d. Notes, 144A	6.875	02/15/21	8,060	8,241,350
Laureate Education, Inc., Gtd. Notes, 144A	9.250	09/01/19	11,475	11,761,875
Light Tower Rentals, Inc., Sr. Sec’d. Notes, 144A	8.125	08/01/19	4,375	4,484,375
Manitowoc Co., Inc. (The), Gtd. Notes	5.875	10/15/22	2,450	2,627,625
Modular Space Corp., Sec’d. Notes, 144A (original cost $3,050,000; purchased 02/19/2014)(b)(c)(d)	10.250	01/31/19	3,050	3,164,375
NES Rentals Holdings, Inc., Sec’d. Notes, 144A (original cost $5,155,100; purchased 04/12/2013-07/18/2014)(b)(c)	7.875	05/01/18	5,120	5,414,400
Rexel SA (France), Sr. Unsec’d. Notes, 144A(d)	6.125	12/15/19	3,100	3,231,750

See Notes to Financial Statements.

18

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Capital Goods (cont’d.)
Signode Industrial Group Lux SA/Signode Industrial Group US, Inc., Sr. Unsec’d. Notes, 144A (original cost $12,981,063; purchased 04/07/2014-07/11/2014)(b)(c)(d)	6.375%	05/01/22	12,900	$12,835,500
Terex Corp.,
Gtd. Notes	6.000	05/15/21	7,625	8,082,500
Gtd. Notes(d)	6.500	04/01/20	4,225	4,520,750
Unifrax I LLC/Unifrax Holding Co., Gtd. Notes, 144A (original cost $4,070,150; purchased 10/10/2013)(b)(c)	7.500	02/15/19	4,010	4,130,300
United Rentals North America, Inc.,
Gtd. Notes	5.750	11/15/24	4,775	5,001,812
Gtd. Notes(d)	6.125	06/15/23	2,700	2,882,250
Gtd. Notes	7.375	05/15/20	2,400	2,616,000
Gtd. Notes	7.625	04/15/22	13,080	14,682,300
Gtd. Notes(d)	8.375	09/15/20	3,175	3,460,750
Sr. Unsec’d. Notes	8.250	02/01/21	6,921	7,613,100
Vander Intermediate Holding II Corp., Sr. Unsec’d. Notes, PIK, 144A(d)	9.750	02/01/19	3,150	3,370,500
WireCo WorldGroup, Inc., Gtd. Notes	9.500	05/15/17	10,575	10,839,375

				222,885,340

Chemicals 3.1%
Axalta Coating Systems U.S. Holdings, Inc./Axalta Coating Systems Dutch Holdings, Inc., Gtd. Notes, 144A(d)	7.375	05/01/21	8,300	9,047,000
Axiall Corp., Gtd. Notes(d)	4.875	05/15/23	2,100	2,102,625
Celanese US Holdings LLC, Gtd. Notes(d)	4.625	11/15/22	1,075	1,093,813
Chemtura Corp., Gtd. Notes(d)	5.750	07/15/21	6,435	6,692,400
Eagle Spinco, Inc., Gtd. Notes(d)	4.625	02/15/21	2,675	2,681,688
Hexion U.S. Finance Corp.,
Sec’d. Notes(d)	9.000	11/15/20	21,555	21,824,437
Sr. Sec’d. Notes(d)	6.625	04/15/20	9,475	9,972,437
Sr. Sec’d. Notes	8.875	02/01/18	3,350	3,475,625
Huntsman International LLC, Gtd. Notes(d)	8.625	03/15/20	1,675	1,796,438
Koppers, Inc., Gtd. Notes	7.875	12/01/19	6,279	6,585,101
Rentech Nitrogen Partners LP/Rentech Nitrogen Finance Corp., Sec’d. Notes, 144A	6.500	04/15/21	6,450	6,401,625

See Notes to Financial Statements.

Prudential High Yield Fund	19

Portfolio of Investments

as of August 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Chemicals (cont’d.)
Taminco Global Chemical Corp. (Belgium), Sec’d. Notes, 144A	9.750%	03/31/20	10,581	$11,639,100
TPC Group, Inc., Sr. Sec’d. Notes, 144A (original cost $10,692,438; purchased 12/11/2012-05/15/2014)(b)(c)	8.750	12/15/20	10,300	11,355,750
Tronox Finance LLC, Gtd. Notes(d)	6.375	08/15/20	6,380	6,571,400

				101,239,439

Consumer 1.5%
Carlson Wagonlit BV (Netherlands), Sr. Sec’d. Notes, 144A (original cost $3,100,000; purchased 05/09/2012)(b)(c)	6.875	06/15/19	3,100	3,313,125
First Quality Finance Co., Inc., Sr. Unsec’d. Notes, 144A	4.625	05/15/21	5,970	5,656,575
Gibson Brands, Inc., Sr. Sec’d. Notes, 144A (original cost $2,788,688; purchased 05/13/2014)(b)(c)	8.875	08/01/18	2,675	2,701,750
Hearthside Group Holdings LLC/Hearthside Finance Co., Gtd. Notes, 144A	6.500	05/01/22	5,825	5,810,438
Service Corp. International,
Sr. Unsec’d. Notes	4.500	11/15/20	2,300	2,291,375
Sr. Unsec’d. Notes	5.375	01/15/22	975	1,009,125
Sr. Unsec’d. Notes	7.000	06/15/17	2,225	2,455,844
Sr. Unsec’d. Notes, 144A(d)	5.375	05/15/24	8,775	9,060,187
Spectrum Brands Escrow Corp., Gtd. Notes	6.375	11/15/20	3,225	3,466,875
Springs Industries, Inc., Sr. Sec’d. Notes(d)	6.250	06/01/21	1,675	1,683,375
Sun Products Corp./The, Sr. Unsec’d. Notes, 144A(d)	7.750	03/15/21	7,511	6,046,355
Visant Corp., Gtd. Notes	10.000	10/01/17	1,370	1,270,675
West Corp., Gtd. Notes, 144A(d)	5.375	07/15/22	6,025	5,859,312

				50,625,011

Electric 5.7%
AES Corp. (The),
Sr. Unsec’d. Notes(d)	4.875	05/15/23	2,375	2,333,438
Sr. Unsec’d. Notes	5.500	03/15/24	2,375	2,416,563
Sr. Unsec’d. Notes	7.375	07/01/21	7,950	9,102,750
Sr. Unsec’d. Notes	8.000	10/15/17	1,250	1,440,625
Sr. Unsec’d. Notes	8.000	06/01/20	2,955	3,501,675

See Notes to Financial Statements.

20

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Electric (cont’d.)
Calpine Corp.,
Sr. Sec’d. Notes, 144A	6.000%	01/15/22	1,475	$1,589,313
Sr. Sec’d. Notes, 144A(d)	7.875	01/15/23	3,239	3,595,290
Sr. Unsec’d. Notes(d)	5.375	01/15/23	11,400	11,514,000
Sr. Unsec’d. Notes(d)	5.750	01/15/25	7,375	7,448,750
Covanta Holding Corp.,
Sr. Unsec’d. Notes	5.875	03/01/24	3,275	3,389,625
Sr. Unsec’d. Notes(d)	6.375	10/01/22	3,500	3,753,750
Sr. Unsec’d. Notes	7.250	12/01/20	2,850	3,078,000
DPL, Inc.,
Sr. Unsec’d. Notes	6.500	10/15/16	4,500	4,770,000
Sr. Unsec’d. Notes	7.250	10/15/21	16,230	17,203,800
Dynegy, Inc., Gtd. Notes(d)	5.875	06/01/23	14,775	14,368,687
Energy Future Intermediate Holding Co. LLC,
Sec’d. Notes(b)(e)	11.000	10/01/21	4,500	4,882,500
Sec’d. Notes, 144A(e)	11.750	03/01/22	10,500	11,891,250
GenOn Americas Generation LLC, Sr. Unsec’d. Notes	8.500	10/01/21	1,000	987,500
GenOn Energy, Inc.,
Sr. Unsec’d. Notes(d)	9.500	10/15/18	3,375	3,585,938
Sr. Unsec’d. Notes	9.875	10/15/20	9,975	10,523,625
InterGen NV (Netherlands), Sr. Sec’d. Notes, 144A (original cost $3,634,547; purchased 06/07/2013)(b)(c)	7.000	06/30/23	3,700	3,755,500
Mirant Corp., Bonds, 144A(a)(b)(e)	7.400	07/15/49	2,675	2,675
Mirant Mid Atlantic LLC, Pass-Through Certificates, Series B	9.125	06/30/17	5,195	5,565,515
NRG Energy, Inc.,
Gtd. Notes	7.625	01/15/18	8,150	9,176,900
Gtd. Notes	7.875	05/15/21	6,100	6,694,750
Gtd. Notes	8.250	09/01/20	4,125	4,465,313
Gtd. Notes, 144A	6.250	07/15/22	9,167	9,602,432
Gtd. Notes, 144A(d)	6.250	05/01/24	12,375	12,777,187
NRG REMA LLC,
Pass-Through Certificates, Series B(b)	9.237	07/02/17	1,572	1,677,811
Pass-Through Certificates, Series C	9.681	07/02/26	6,050	6,594,500
RJS Power Holdings LLC, Gtd. Notes, 144A(d)	5.125	07/15/19	5,875	5,926,406

				187,616,068

See Notes to Financial Statements.

Prudential High Yield Fund	21

Portfolio of Investments

as of August 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Energy—Integrated 0.2%
Pacific Rubiales Energy Corp. (Colombia), Gtd. Notes, 144A	5.375%	01/26/19	5,000	$5,200,000

Energy—Other 9.4%
Antero Resources Corp., Gtd. Notes, 144A	5.125	12/01/22	4,225	4,288,375
Athlon Holdings LP/Athlon Finance Corp.,
Gtd. Notes	7.375	04/15/21	6,991	7,585,235
Gtd. Notes, 144A(d)	6.000	05/01/22	7,025	7,235,750
Bonanza Creek Energy, Inc.,
Gtd. Notes(d)	5.750	02/01/23	7,500	7,575,000
Gtd. Notes	6.750	04/15/21	7,225	7,586,250
Bristow Group, Inc., Gtd. Notes	6.250	10/15/22	4,300	4,525,750
CGG SA (France),
Gtd. Notes(d)	6.500	06/01/21	2,200	2,035,000
Gtd. Notes	7.750	05/15/17	696	704,700
Gtd. Notes, 144A(d)	6.875	01/15/22	9,700	9,166,500
Compressco Partners LP/Compressco Finance, Inc., Gtd. Notes, 144A	7.250	08/15/22	5,875	5,933,750
Concho Resources, Inc.,
Gtd. Notes	5.500	04/01/23	5,875	6,271,562
Gtd. Notes	6.500	01/15/22	500	547,500
Denbury Resources, Inc.,
Gtd. Notes(d)	4.625	07/15/23	6,500	6,272,500
Gtd. Notes	5.500	05/01/22	9,125	9,353,125
Gtd. Notes(d)	6.375	08/15/21	3,010	3,213,175
Energy XXI Gulf Coast, Inc., Gtd. Notes, 144A(d)	6.875	03/15/24	4,525	4,604,187
EP Energy LLC/EP Energy Finance, Inc., Gtd. Notes	9.375	05/01/20	7,415	8,360,412
EP Energy LLC/Everest Acquisition Finance, Inc., Sr. Sec’d. Notes(d)	6.875	05/01/19	1,725	1,819,875
Halcon Resources Corp.,
Gtd. Notes	9.250	02/15/22	2,825	3,033,344
Gtd. Notes	9.750	07/15/20	11,000	11,852,500
Harvest Operations Corp. (South Korea), Gtd. Notes	6.875	10/01/17	1,785	1,905,488
Hercules Offshore, Inc.,
Gtd. Notes, 144A(d)	7.500	10/01/21	2,225	2,102,625
Gtd. Notes, 144A	8.750	07/15/21	2,300	2,323,000
Gtd. Notes, 144A(d)	10.250	04/01/19	4,500	4,882,500

See Notes to Financial Statements.

22

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Energy—Other (cont’d.)
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A (original cost $2,817,750; purchased 03/19/2013)(b)(c)	7.625%	04/15/21	2,550	$2,747,625
Sr. Unsec’d. Notes, 144A (original cost $1,653,750; purchased 03/15/2013)(b)(c)	8.000	02/15/20	1,500	1,582,500
Hornbeck Offshore Services, Inc., Gtd. Notes	5.875	04/01/20	5,400	5,508,000
MEG Energy Corp. (Canada),
Gtd. Notes, 144A	6.500	03/15/21	8,425	8,888,375
Gtd. Notes, 144A	7.000	03/31/24	7,350	7,993,125
Memorial Resource Development Corp., Gtd. Notes, 144A	5.875	07/01/22	5,200	5,278,000
Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC, Gtd. Notes(d)	9.250	06/01/21	8,650	9,363,625
Newfield Exploration Co.,
Sr. Unsec’d. Notes	5.625	07/01/24	1,500	1,651,800
Sr. Unsec’d. Notes	5.750	01/30/22	1,906	2,106,130
Oasis Petroleum, Inc., Gtd. Notes	6.875	03/15/22	9,950	10,870,375
Ocean Rig UDW, Inc. (Cyprus), Sr. Unsec’d. Notes, 144A(d)	7.250	04/01/19	4,575	4,552,125
Parker Drilling Co.,
Gtd. Notes	7.500	08/01/20	2,000	2,145,000
Gtd. Notes, 144A	6.750	07/15/22	2,100	2,178,750
PHI, Inc., Gtd. Notes	5.250	03/15/19	3,525	3,569,062
Pioneer Energy Services Corp., Gtd. Notes, 144A	6.125	03/15/22	2,375	2,416,563
Plains Exploration & Production Co., Gtd. Notes	6.625	05/01/21	646	716,253
Precision Drilling Corp. (Canada),
Gtd. Notes(d)	6.500	12/15/21	1,875	1,992,188
Gtd. Notes	6.625	11/15/20	2,000	2,120,000
QEP Resources, Inc.,
Sr. Unsec’d. Notes(d)	5.250	05/01/23	5,675	5,745,937
Sr. Unsec’d. Notes(d)	5.375	10/01/22	2,300	2,354,625
Range Resources Corp.,
Gtd. Notes	5.000	08/15/22	2,014	2,142,393
Gtd. Notes(d)	5.000	03/15/23	2,625	2,789,063
Gtd. Notes(d)	5.750	06/01/21	2,075	2,215,063
Samson Investment Co., Gtd. Notes	9.750	02/15/20	15,605	15,917,100
Sanchez Energy Corp.,
Gtd. Notes	7.750	06/15/21	5,650	6,271,500
Gtd. Notes, 144A	6.125	01/15/23	4,450	4,605,750

See Notes to Financial Statements.

Prudential High Yield Fund	23

Portfolio of Investments

as of August 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Energy—Other (cont’d.)
Seadrill Ltd. (Norway), Sr. Unsec’d. Notes, 144A(d)	6.625%	09/15/20	8,950	$8,826,937
SESI LLC,
Gtd. Notes	6.375	05/01/19	3,050	3,210,125
Gtd. Notes	7.125	12/15/21	2,900	3,269,750
Seventy Seven Energy, Inc., Sr. Unsec’d. Notes, 144A	6.500	07/15/22	2,300	2,369,000
Triangle USA Petroleum Corp., Sr. Unsec’d. Notes, 144A(d)	6.750	07/15/22	6,250	6,390,625
Tullow Oil PLC (United Kingdom), Gtd. Notes, 144A	6.000	11/01/20	7,150	7,221,500
Ultra Petroleum Corp., Sr. Unsec’d. Notes, 144A	5.750	12/15/18	2,050	2,116,625
Western Refining, Inc., Gtd. Notes	6.250	04/01/21	6,475	6,734,000
Whiting Petroleum Corp.,
Gtd. Notes	5.000	03/15/19	1,925	2,030,875
Gtd. Notes	5.750	03/15/21	8,925	9,795,187
WPX Energy, Inc., Sr. Unsec’d. Notes(d)	6.000	01/15/22	15,913	17,066,692

				309,930,346

Foods 3.5%
ARAMARK Services, Inc., Gtd. Notes(d)	5.750	03/15/20	2,800	2,933,000
B&G Foods, Inc., Gtd. Notes(d)	4.625	06/01/21	4,200	4,137,000
CEC Entertainment, Inc., Sr. Unsec’d. Notes, 144A(d)	8.000	02/15/22	10,250	10,403,750
Constellation Brands, Inc., Gtd. Notes(d)	4.250	05/01/23	1,275	1,287,750
Crestview DS Merger Sub II, Inc., Sec’d. Notes	10.000	09/01/21	6,175	6,977,750
Darling Ingredients, Inc., Gtd. Notes, 144A	5.375	01/15/22	4,950	5,135,625
Del Monte Corp., Gtd. Notes	7.625	02/15/19	2,610	2,694,825
HJ Heinz Co., Sec’d. Notes(d)	4.250	10/15/20	1,115	1,130,331
Ingles Markets, Inc., Sr. Unsec’d. Notes(d)	5.750	06/15/23	4,825	4,945,625
JBS USA LLC/JBS USA Finance, Inc. (Brazil), Gtd. Notes, 144A (original cost $3,537,130; purchased 05/20/2011-11/16/2011)(b)(c)	7.250	06/01/21	3,675	3,923,063
JBS USA LLC/JBS USA Finance, Inc. (Brazil), Gtd. Notes, 144A (original cost $7,892,375; purchased 09/13/2013-10/15/2013)(b)(c)	7.250%	06/01/21	7,900	8,433,250

See Notes to Financial Statements.

24

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Foods (cont’d.)
JBS USA LLC/JBS USA Finance Inc. (Brazil), Sr. Unsec’d. Notes, 144A (original cost $6,448,688; purchased 06/11/2014-07/10/2014)(b)(c)(d)	5.875	07/15/24	6,450	$6,450,000
Landry’s, Inc., Sr. Unsec’d. Notes, 144A (original cost $8,988,069; purchased 04/19/2012-11/29/2012)(b)(c)	9.375	05/01/20	8,790	9,449,250
Post Holdings, Inc.,
Gtd. Notes(d)	7.375	02/15/22	7,600	7,980,000
Gtd. Notes, 144A(d)	6.000	12/15/22	325	320,125
Gtd. Notes, 144A(d)	6.750	12/01/21	3,375	3,438,281
Roundy’s Supermarkets, Inc., Sec’d. Notes, 144A	10.250	12/15/20	2,025	1,959,188
Smithfield Foods, Inc., Sr. Unsec’d. Notes(d)	6.625	08/15/22	6,450	7,095,000
Sun Merger Sub, Inc.,
Sr. Unsec’d. Notes, 144A	5.250	08/01/18	1,450	1,508,000
Sr. Unsec’d. Notes, 144A(d)	5.875	08/01/21	4,234	4,530,380
Tops Holding Corp./Tops Markets LLC, Sr. Sec’d Notes	8.875	12/15/17	4,375	4,670,312
TreeHouse Foods, Inc., Gtd. Notes(d)	4.875	03/15/22	2,850	2,903,438
Wok Acquisition Corp., Gtd. Notes, 144A(d)	10.250	06/30/20	13,746	14,089,650

				116,395,593

Gaming 5.5%
Affinity Gaming LLC/Affinity Gaming Finance Corp., Gtd. Notes	9.000	05/15/18	9,825	9,825,000
Boyd Gaming Corp.,
Gtd. Notes(d)	9.000	07/01/20	4,540	4,880,500
Gtd. Notes(d)	9.125	12/01/18	8,850	9,314,625
Caesars Entertainment Operating Co., Inc.,
Sr. Sec’d. Notes(d)	9.000	02/15/20	2,250	1,804,219
Sr. Sec’d. Notes	11.250	06/01/17	11,315	9,306,588
Caesars Entertainment Resort Properties LLC, Sr. Sec’d. Notes, 144A	8.000	10/01/20	6,883	6,831,378
CCM Merger, Inc., Gtd. Notes, 144A (original cost $13,837,063; purchased 03/14/2012-05/21/2014)(b)(c)	9.125	05/01/19	13,700	14,590,500
Churchill Downs, Inc., Gtd. Notes, 144A	5.375	12/15/21	1,425	1,446,375
GLP Capital LP/GLP Financing II, Inc., Gtd. Notes(d)	4.875	11/01/20	2,925	3,056,625

See Notes to Financial Statements.

Prudential High Yield Fund	25

Portfolio of Investments

as of August 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Gaming (cont’d.)
Golden Nugget Escrow, Inc., Sr. Unsec’d. Notes, 144A(d)	8.500%	12/01/21	9,975	$10,423,875
Isle of Capri Casinos, Inc.,
Gtd. Notes(d)	7.750	03/15/19	8,875	9,385,313
Gtd. Notes(d)	8.875	06/15/20	3,175	3,413,125
MCE Finance Ltd. (Macau), Gtd. Notes, 144A(d)	5.000	02/15/21	2,509	2,496,455
MGM Resorts International,
Gtd. Notes(d)	6.625	12/15/21	14,225	15,825,312
Gtd. Notes(d)	6.750	10/01/20	1,404	1,554,930
Gtd. Notes	7.625	01/15/17	6,208	6,890,880
Gtd. Notes	8.625	02/01/19	2,600	3,061,500
MTR Gaming Group, Inc., Sec’d. Notes(d)	11.500	08/01/19	9,181	10,259,680
Penn National Gaming, Inc., Sr. Unsec’d. Notes(d)	5.875	11/01/21	12,920	12,370,900
Pinnacle Entertainment, Inc.,
Gtd. Notes	6.375	08/01/21	9,903	10,274,362
Gtd. Notes(d)	7.750	04/01/22	7,736	8,354,880
Seminole Hard Rock Entertainment, Inc./Seminole Hard Rock Intern, Gtd. Notes, 144A (original cost $1,050,000; purchased 05/08/2013)(b)(c)	5.875	05/15/21	1,050	1,034,250
Station Casinos LLC, Gtd. Notes	7.500	03/01/21	6,590	7,117,200
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., Sr. Sec’d. Notes, 144A	6.375	06/01/21	12,500	12,093,750
Wynn Macau Ltd. (Macau), Sr. Unsec’d. Notes, 144A	5.250	10/15/21	4,250	4,324,375

				179,936,597

Healthcare & Pharmaceutical 7.5%
Acadia Healthcare Co., Inc.,
Gtd. Notes	6.125	03/15/21	2,870	3,027,850
Gtd. Notes	12.875	11/01/18	4,003	4,673,502
Amsurg Corp., Gtd. Notes, 144A	5.625	07/15/22	3,525	3,604,313
Biomet, Inc., Gtd. Notes	6.500	08/01/20	7,500	8,071,875
Capella Healthcare, Inc., Gtd. Notes	9.250	07/01/17	8,500	8,909,062
Capsugel SA, Sr. Unsec’d. Notes, PIK, 144A(d)	7.000	05/15/19	6,475	6,620,687
Catamaran Corp., Gtd. Notes	4.750	03/15/21	2,275	2,292,063

See Notes to Financial Statements.

26

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Healthcare & Pharmaceutical (cont’d.)
CHS/Community Health Systems, Inc.,
Gtd. Notes	8.000%	11/15/19	16,725	$18,188,437
Gtd. Notes, 144A(d)	6.875	02/01/22	8,700	9,243,750
ConvaTec Finance International SA (Luxembourg), Sr. Unsec’d. Notes, PIK, 144A	8.250	01/15/19	3,925	4,042,750
ConvaTec Healthcare E SA (Luxembourg), Gtd. Notes, 144A(d)	10.500	12/15/18	11,375	12,199,687
Crimson Merger Sub, Inc., Sr. Unsec’d. Notes, 144A(d)	6.625	05/15/22	19,525	18,646,375
Emdeon, Inc., Gtd. Notes	11.000	12/31/19	8,170	9,232,100
Endo Finance LLC, Gtd. Notes, 144A(d)	5.750	01/15/22	2,525	2,569,188
Fresenius Medical Care US Finance II, Inc. (Germany), Gtd. Notes, 144A	5.625	07/31/19	3,325	3,582,688
Grifols Worldwide Operations Ltd. (Spain), Sr. Unsec’d, Notes, 144A	5.250	04/01/22	3,800	3,904,500
HCA Holdings, Inc., Sr. Unsec’d. Notes(d)	6.250	02/15/21	1,250	1,359,375
HCA, Inc.,
Gtd. Notes(d)	5.875	05/01/23	8,825	9,398,625
Gtd. Notes	7.190	11/15/15	3,537	3,740,377
Gtd. Notes	7.500	11/15/95	2,700	2,531,250
Gtd. Notes	8.000	10/01/18	14,714	17,215,380
Sr. Sec’d. Notes	5.000	03/15/24	2,400	2,445,000
Sr. Sec’d. Notes	7.250	09/15/20	625	664,063
HealthSouth Corp.,
Gtd. Notes	7.250	10/01/18	3,761	3,911,440
Gtd. Notes	7.750	09/15/22	1,271	1,364,736
Kindred Healthcare, Inc., Gtd. Notes, 144A(d)	6.375	04/15/22	3,550	3,585,500
LifePoint Hospitals, Inc., Gtd. Notes, 144A	5.500	12/01/21	4,200	4,389,000
Mallinckrodt International Finance SA, Gtd. Notes(b)	4.750	04/15/23	5,225	4,937,625
Mallinckrodt International Finance SA/Mallinckrodt CB LLC, Gtd. Notes, 144A	5.750	08/01/22	125	127,656
MedAssets, Inc., Gtd. Notes	8.000	11/15/18	5,850	6,135,187
ResCare, Inc., Gtd. Notes	10.750	01/15/19	4,550	4,914,000
Select Medical Corp., Gtd. Notes	6.375	06/01/21	6,450	6,703,969
STHI Holding Corp., Sec’d. Notes, 144A (original cost $150,000; purchased 03/11/2011)(b)(c)	8.000	03/15/18	150	159,375

See Notes to Financial Statements.

Prudential High Yield Fund	27

Portfolio of Investments

as of August 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Healthcare & Pharmaceutical (cont’d)
Tenet Healthcare Corp.,
Sr. Sec’d. Notes(d)	4.375%	10/01/21	3,150	$3,126,375
Sr. Sec’d. Notes(d)	4.500	04/01/21	2,800	2,807,000
Sr. Sec’d. Notes(d)	4.750	06/01/20	3,425	3,484,938
Sr. Sec’d. Notes	6.000	10/01/20	1,625	1,763,125
Sr. Unsec’d. Notes(d)	6.750	02/01/20	4,825	5,162,750
Sr. Unsec’d. Notes, 144A	5.000	03/01/19	3,550	3,594,375
Sr. Unsec’d. Notes(d)	8.125	04/01/22	7,365	8,478,956
Valeant Pharmaceuticals International,
Gtd. Notes, 144A(d)	5.625	12/01/21	1,900	1,930,875
Gtd. Notes, 144A	6.375	10/15/20	5,640	5,900,850
Gtd. Notes, 144A(d)	6.750	10/01/17	1,385	1,438,669
Gtd. Notes, 144A	6.875	12/01/18	8,075	8,408,094
Gtd. Notes, 144A(d)	7.000	10/01/20	1,725	1,832,813
VPII Escrow Corp., Gtd. Notes, 144A	7.500	07/15/21	3,975	4,332,750

				244,652,955

Healthcare Insurance 0.1%
Centene Corp., Sr. Unsec’d. Notes	4.750	05/15/22	4,525	4,592,875

Lodging 0.6%
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Gtd. Notes, 144A	5.625	10/15/21	8,450	8,957,000
Royal Caribbean Cruises Ltd., Sr. Unsec’d. Notes	7.250	03/15/18	3,025	3,463,625
Viking Cruises Ltd., Sr. Unsec’d. Notes, 144A (original cost $6,734,250; purchased 07/17/2014)(b)(c)	8.500	10/15/22	6,150	6,795,750

				19,216,375

Media & Entertainment 3.1%
AMC Entertainment, Inc., Gtd. Notes	9.750	12/01/20	10,550	11,842,375
AMC Networks, Inc., Gtd. Notes	7.750	07/15/21	2,645	2,919,419
Belo Corp., Sr. Unsec’d. Notes	7.750	06/01/27	2,000	2,225,000
Carmike Cinemas, Inc., Sec’d. Notes	7.375	05/15/19	4,750	5,112,187
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp., Gtd. Notes, 144A(d)	5.625	02/15/24	3,275	3,373,250

See Notes to Financial Statements.

28

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Media & Entertainment (cont’d)
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.,
Gtd. Notes	5.250%	03/15/21	2,075	$2,106,125
Gtd. Notes, 144A	5.375	06/01/24	2,225	2,236,125
Cinemark USA, Inc., Gtd. Notes(d)	5.125	12/15/22	5,775	5,868,844
Clear Channel Worldwide Holdings, Inc.,
Gtd. Notes	6.500	11/15/22	3,069	3,268,485
Gtd. Notes(d)	6.500	11/15/22	3,074	3,289,180
Gtd. Notes(d)	7.625	03/15/20	2,275	2,428,563
Entercom Radio LLC, Gtd. Notes	10.500	12/01/19	3,425	3,827,437
Gray Television, Inc., Gtd. Notes(d)	7.500	10/01/20	7,300	7,701,500
Griffey Intermediate, Inc./Griffey Finance Sub LLC, Sr. Unsec’d. Notes, 144A(d)	7.000	10/15/20	3,530	2,965,200
Liberty Interactive LLC, Sr. Unsec’d. Notes	8.250	02/01/30	2,000	2,220,000
LIN Television Corp., Gtd. Notes	6.375	01/15/21	1,900	1,966,500
Live Nation Entertainment, Inc., Gtd. Notes, 144A	5.375	06/15/22	2,500	2,556,250
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance, Sr. Sec’d. Notes(d)	9.750	04/01/21	6,800	7,684,000
Mood Media Corp. (Canada), Gtd. Notes, 144A(d)	9.250	10/15/20	3,825	3,308,625
NAI Entertainment Holdings/NAI Entertainment Holdings Finance, Sr. Sec’d. Notes, 144A (original cost $2,400,000; purchased 07/30/2013)(b)(c)	5.000	08/01/18	2,400	2,466,000
National CineMedia LLC, Sr. Sec’d. Notes	6.000	04/15/22	4,075	4,238,000
Nielsen Finance LLC/Nielsen Finance Co., Gtd. Notes, 144A(d)	5.000	04/15/22	2,925	2,954,250
RR Donnelley & Sons Co.,
Sr. Unsec’d. Notes(d)	6.000	04/01/24	3,350	3,358,375
Sr. Unsec’d. Notes	6.500	11/15/23	2,650	2,736,125
Sinclair Television Group, Inc.,
Gtd. Notes(d)	5.375	04/01/21	5,050	5,151,000
Sr. Unsec’d. Notes(d)	6.125	10/01/22	3,775	3,963,750
Starz LLC/Starz Finance Corp., Gtd. Notes	5.000	09/15/19	980	1,009,400
WMG Acquisition Corp., Sr. Sec’d. Notes, 144A(d)	6.000	01/15/21	500	520,000

				103,295,965

Metals 2.9%
AK Steel Corp.,
Gtd. Notes(d)	7.625	05/15/20	4,750	4,910,312

See Notes to Financial Statements.

Prudential High Yield Fund	29

Portfolio of Investments

as of August 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Metals (cont’d.)
Sr. Sec’d. Notes	8.750%	12/01/18	105	$116,288
ArcelorMittal (Luxembourg),
Sr. Unsec’d. Notes(d)	6.000	03/01/21	6,700	7,219,250
Sr. Unsec’d. Notes	6.125	06/01/18	6,100	6,641,375
Sr. Unsec’d. Notes(d)	6.750	02/25/22	9,735	10,866,207
Arch Coal, Inc.,
Gtd. Notes(d)	7.250	10/01/20	1,155	802,725
Gtd. Notes(d)	9.875	06/15/19	2,475	2,004,750
AuRico Gold, Inc. (Canada), Sec’d. Notes, 144A	7.750	04/01/20	1,400	1,438,500
Barminco Finance Pty Ltd. (Australia), Gtd. Notes, 144A (original cost $3,739,250; purchased 07/09/2013-07/30/2013)(b)(c)(d)	9.000	06/01/18	4,100	3,705,375
CONSOL Energy, Inc., Gtd. Notes, 144A	5.875	04/15/22	3,950	4,127,750
Eldorado Gold Corp. (Canada), Sr. Unsec’d. Notes, 144A	6.125	12/15/20	5,270	5,441,275
First Quantum Minerals Ltd. (Canada),
Gtd. Notes, 144A	6.750	02/15/20	6,352	6,590,200
Gtd. Notes, 144A	7.000	02/15/21	7,102	7,457,100
Gtd. Notes, 144A(d)	7.250	05/15/22	4,300	4,536,500
FMG Resources (August 2006) Pty Ltd. (Australia),
Gtd. Notes, 144A	6.000	04/01/17	4,750	4,951,875
Gtd. Notes, 144A(d)	6.875	02/01/18	2,690	2,828,696
Gtd. Notes, 144A(d)	8.250	11/01/19	822	900,090
Graftech International Ltd., Gtd. Notes(d)	6.375	11/15/20	2,600	2,691,000
New Gold, Inc. (Canada),
Gtd. Notes, 144A	7.000	04/15/20	4,445	4,733,925
Sr. Unsec’d. Notes, 144A(d)	6.250	11/15/22	4,550	4,777,500
Peabody Energy Corp.,
Gtd. Notes	6.000	11/15/18	3,835	3,950,050
Gtd. Notes(d)	6.250	11/15/21	1,275	1,270,219
Westmoreland Coal Co./Westmoreland Partners, Sr. Sec’d. Notes	10.750	02/01/18	3,425	3,651,906

				95,612,868

Non-Captive Finance 2.9%
ACE Cash Express, Inc., Sr. Sec’d. Notes, 144A (original cost $1,925,000; purchased 02/07/2011)(b)(c)	11.000	02/01/19	1,925	1,482,250

See Notes to Financial Statements.

30

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Non-Captive Finance (cont’d.)
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (Netherlands),
Gtd. Notes, 144A	3.750%	05/15/19	1,625	$1,637,188
Gtd. Notes, 144A(d)	4.500	05/15/21	1,550	1,582,860
Aston Escrow Corp., Sr. Sec’d. Notes, 144A (original cost $18,125,000; purchased 07/22/2014)(b)(c)(d)	9.500	08/15/21	18,125	18,079,687
CIT Group, Inc.,
Sr. Unsec’d. Notes	5.000	05/15/17	700	739,375
Sr. Unsec’d. Notes(d)	5.000	08/15/22	24,375	25,715,625
Sr. Unsec’d. Notes(d)	5.250	03/15/18	5,900	6,298,250
Sr. Unsec’d. Notes(d)	5.375	05/15/20	1,000	1,082,500
CIT Group, Inc., Sr. Unsec’d. Notes, 144A	5.500	02/15/19	1,725	1,860,844
Community Choice Financial, Inc., Sr. Sec’d. Notes	10.750	05/01/19	25	20,500
Icahn Enterprises LP/Icahn Enterprises Finance Corp.,
Gtd. Notes(d)	4.875	03/15/19	4,975	5,111,812
Gtd. Notes	5.875	02/01/22	1,175	1,224,938
ILFC E-Capital Trust II Ltd., Gtd. Notes, 144A	6.250(a)	12/21/65	4,275	4,242,937
International Lease Finance Corp.,
Sr. Sec’d. Notes, 144A	7.125	09/01/18	375	430,313
Sr. Unsec’d. Notes	3.875	04/15/18	3,600	3,658,500
Sr. Unsec’d. Notes(d)	6.250	05/15/19	1,350	1,496,745
Sr. Unsec’d. Notes(d)	8.250	12/15/20	1,150	1,405,875
Sr. Unsec’d. Notes	8.875	09/01/17	1,100	1,278,750
Patriot Merger Corp., Sr. Unsec’d. Notes, 144A	9.000	07/15/21	2,400	2,616,000
SLM Corp., Sr. Unsec’d. Notes, MTN	8.000	03/25/20	1,700	1,963,500
Springleaf Finance Corp.,
Gtd. Notes(d)	6.000	06/01/20	9,825	10,291,687
Gtd. Notes(d)	8.250	10/01/23	1,150	1,331,125

				93,551,261

Packaging 3.3%
Ardagh Finance Holdings SA (Luxembourg), Sr. Unsec’d. Notes, PIK, 144A(d)	8.625	06/15/19	6,375	6,606,094
Ardagh Packaging Finance PLC (Ireland), Gtd. Notes, 144A(d)	9.125	10/15/20	6,950	7,610,250

See Notes to Financial Statements.

Prudential High Yield Fund	31

Portfolio of Investments

as of August 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Packaging (cont’d.)
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc. (Ireland), Gtd. Notes, 144A(d)	6.000%	06/30/21	1,725	$1,707,750
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland),
Gtd. Notes, 144A(d)	6.250	01/31/19	6,175	6,236,750
Gtd. Notes, 144A(d)	6.750	01/31/21	5,200	5,304,000
Gtd. Notes, 144A	9.125	10/15/20	1,365	1,487,850
Sr. Unsec’d. Notes, 144A	7.000	11/15/20	993	1,010,018
Berry Plastics Corp., Sec’d. Notes	9.750	01/15/21	4,975	5,603,094
Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holdings II Issuer, Inc., Gtd. Notes, 144A	6.000	06/15/17	5,310	5,389,650
Exopack Holdings SA, Gtd. Notes, 144A	7.875	11/01/19	7,375	7,835,937
Greif, Inc., Sr. Unsec’d. Notes	6.750	02/01/17	3,200	3,472,000
Plastipak Holdings, Inc., Sr. Unsec’d. Notes, 144A (original cost $3,200,000; purchased 09/25/2013)(b)(c)	6.500	10/01/21	3,200	3,344,000
Reynolds Group Issuer, Inc.,
Gtd. Notes(d)	9.875	08/15/19	12,985	14,397,119
Sr. Sec’d. Notes	5.750	10/15/20	9,975	10,423,875
Sr. Sec’d. Notes	6.875	02/15/21	725	776,656
Sr. Sec’d. Notes	7.875	08/15/19	6,500	7,036,250
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, Gtd. Notes	9.000	04/15/19	10,100	10,605,000
Sealed Air Corp.,
Gtd. Notes, 144A	5.250	04/01/23	3,575	3,655,438
Gtd. Notes, 144A(d)	6.500	12/01/20	1,425	1,567,500
Gtd. Notes, 144A(d)	8.375	09/15/21	3,875	4,359,375

				108,428,606

Paper 0.2%
Domtar Corp., Gtd. Notes(d)	10.750	06/01/17	800	982,198
Graphic Packaging International, Inc., Gtd. Notes	7.875	10/01/18	1,500	1,563,750
Smurfit Kappa Acquisitions (Ireland), Sr. Sec’d. Notes, 144A	4.875	09/15/18	4,900	5,083,750

See Notes to Financial Statements.

32

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Paper (cont’d.)
Smurfit Kappa Treasury Funding Ltd. (Ireland), Sr. Sec’d. Notes	7.500%	11/20/25	100	$114,500

				7,744,198

Pipelines & Other 3.2%
Access Midstream Partners LP/ACMP Finance Corp., Gtd. Notes	4.875	03/15/24	7,775	8,175,412
AmeriGas Finance LLC, Gtd. Notes(d)	7.000	05/20/22	6,175	6,699,875
AmeriGas Partners LP/AmeriGas Eagle Finance Corp., Sr. Unsec’d. Notes	6.500	05/20/21	1,147	1,210,085
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp, Gtd. Notes	6.000	12/15/20	2,750	2,853,125
El Paso Corp.,
Gtd. Notes, GMTN	7.800	08/01/31	750	930,000
Gtd. Notes, GMTN	8.050	10/15/30	110	135,025
Energy Transfer Equity LP, Sr. Sec’d. Notes	7.500	10/15/20	3,650	4,224,875
Ferrellgas LP/Ferrellgas Finance Corp.,
Sr. Unsec’d. Notes	6.500	05/01/21	4,275	4,392,563
Sr. Unsec’d. Notes	6.750	01/15/22	5,064	5,241,240
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp., Sr. Unsec’d. Notes	8.625	06/15/20	2,805	2,966,288
Global Partners LP/GLP Finance Corp., Gtd. Notes, 144A	6.250	07/15/22	2,325	2,336,625
Kinder Morgan, Inc.,
Sr. Unsec’d. Notes, 144A	5.000	02/15/21	2,855	3,054,850
Sr. Unsec’d. Notes, 144A(d)	5.625	11/15/23	5,875	6,477,187
Regency Energy Partners LP/Regency Energy Finance Corp.,
Gtd. Notes	5.500	04/15/23	3,400	3,561,500
Gtd. Notes	5.750	09/01/20	5,300	5,697,500
Rockies Express Pipeline LLC,
Sr. Unsec’d. Notes, 144A (original cost $1,691,750; purchased 02/25/2014)(b)(c)(d)	3.900	04/15/15	1,675	1,687,563
Sr. Unsec’d. Notes, 144A (original cost $3,594,625; purchased 02/21/2014-02/25/2014)(b)(c)	5.625	04/15/20	3,725	3,929,875
Sr. Unsec’d. Notes, 144A (original cost $8,569,688; purchased 01/10/2013-06/13/2013)(b)(c)	6.000	01/15/19	8,625	9,164,062

See Notes to Financial Statements.

Prudential High Yield Fund	33

Portfolio of Investments

as of August 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Pipelines & Other (cont’d.)
Southern Natural Gas Co., Sr. Unsec’d. Notes	8.000%	03/01/32	29	$38,543
Suburban Propane Partners LP/Suburban Energy Finance Corp.,
Sr. Unsec’d. Notes	5.500	06/01/24	5,725	5,710,687
Sr. Unsec’d. Notes	7.375	08/01/21	2,440	2,635,200
Targa Resources Partners LP,
Gtd. Notes	4.250	11/15/23	4,500	4,488,750
Gtd. Notes(d)	6.375	08/01/22	1,115	1,209,775
Gtd. Notes	6.875	02/01/21	8,700	9,396,000
Gtd. Notes	7.875	10/15/18	3,375	3,522,656
Tesoro Logistics LP/Tesoro Logistics Finance Corp.,
Gtd. Notes(d)	5.875	10/01/20	3,300	3,456,750
Gtd. Notes(d)	6.125	10/15/21	3,050	3,210,125

				106,406,136

Real Estate Investment Trusts 1.5%
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp., Gtd. Notes	7.750	02/15/19	15,225	16,100,437
CTR Partnership LP/CareTrust Capital Corp., Gtd. Notes, 144A	5.875	06/01/21	2,225	2,258,375
CyrusOne LP/CyrusOne Finance Corp., Gtd. Notes	6.375	11/15/22	3,000	3,172,500
DuPont Fabros Technology LP, Gtd. Notes	5.875	09/15/21	3,450	3,605,250
Felcor Lodging LP, Sr. Sec’d. Notes	5.625	03/01/23	2,180	2,207,250
Kennedy-Wilson, Inc., Gtd. Notes	5.875	04/01/24	1,925	1,956,281
MPT Operating Partnership LP/MPT Finance Corp., Gtd. Notes	5.500	05/01/24	2,475	2,574,000
Omega Healthcare Investors, Inc., Gtd. Notes	6.750	10/15/22	800	862,000
Sabra Health Care LP/Sabra Capital Corp.,
Gtd. Notes	5.375	06/01/23	4,825	4,885,313
Gtd. Notes	5.500	02/01/21	2,975	3,097,719
Senior Housing Properties Trust,
Sr. Unsec’d. Notes	6.750	04/15/20	300	344,174
Sr. Unsec’d. Notes	6.750	12/15/21	5,975	6,974,815

				48,038,114

Retailers 2.7%
Academy Ltd./Academy Finance Corp., Gtd. Notes, 144A	9.250	08/01/19	4,325	4,638,562

See Notes to Financial Statements.

34

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Retailers (cont’d.)
Claire’s Stores, Inc.,
Gtd. Notes, 144A(d)	7.750%	06/01/20	2,350	$1,791,875
Sr. Sec’d. Notes, 144A(d)	6.125	03/15/20	3,675	3,482,063
Sr. Sec’d. Notes, 144A(d)	9.000	03/15/19	4,025	4,186,000
CST Brands, Inc., Gtd. Notes(d)	5.000	05/01/23	2,150	2,150,000
Dufry Finance SCA (Switzerland), Gtd. Notes, 144A	5.500	10/15/20	10,025	10,426,501
Hot Topic, Inc., Sr. Sec’d. Notes, 144A (original cost $9,216,335; purchased 06/06/2013-01/03/2014)(b)(c)(d)	9.250	06/15/21	9,050	9,909,750
HT Intermediate Holdings Corp., Sr. Unsec’d. Notes, PIK, 144A	12.000	05/15/19	1,075	1,134,125
L Brands, Inc.,
Gtd. Notes	5.625	02/15/22	7,375	7,928,125
Gtd. Notes(d)	5.625	10/15/23	3,575	3,852,063
Michaels FinCo Holdings LLC/Michaels FinCo, Inc., Sr. Unsec’d. Notes, PIK, 144A	7.500	08/01/18	1,712	1,750,520
Murphy Oil USA, Inc., Gtd. Notes	6.000	08/15/23	1,975	2,093,500
Neiman Marcus Group Ltd., Inc., Gtd. Notes, 144A(d)	8.000	10/15/21	10,183	10,984,911
Pantry Inc. (The), Gtd. Notes	8.375	08/01/20	17,768	19,011,760
PVH Corp., Sr. Unsec’d. Notes(d)	4.500	12/15/22	2,900	2,878,250
Toys “R” Us Property Co. II LLC, Sr. Sec’d. Notes(d)	8.500	12/01/17	3,480	3,558,300

				89,776,305

Technology 10.7%
Activision Blizzard, Inc., Gtd. Notes, 144A(d)	6.125	09/15/23	1,225	1,347,500
Advanced Micro Devices, Inc., Sr. Unsec’d. Notes, 144A	6.750	03/01/19	8,100	8,484,750
Alcatel-Lucent USA, Inc. (France), Gtd. Notes, 144A(d)	6.750	11/15/20	3,755	3,970,913
Ancestry.com, Inc.,
Gtd. Notes	11.000	12/15/20	4,125	4,754,063
Sr. Unsec’d. Notes, PIK, 144A	9.625	10/15/18	5,420	5,541,950
Audatex North America, Inc., Gtd. Notes, 144A	6.000	06/15/21	9,100	9,646,000
Avaya, Inc.,
Sec’d. Notes, 144A(d)	10.500	03/01/21	21,340	19,579,450
Sr. Sec’d. Notes, 144A(d)	7.000	04/01/19	2,160	2,149,200

See Notes to Financial Statements.

Prudential High Yield Fund	35

Portfolio of Investments

as of August 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Technology (cont’d.)
Blackboard, Inc., Sr. Unsec’d. Notes, 144A	7.750%	11/15/19	3,440	$3,517,400
BMC Software Finance, Inc., Sr. Unsec’d. Notes, 144A	8.125	07/15/21	12,748	12,875,480
Boxer Parent Co, Inc., Sr. Unsec’d. Notes, PIK, 144A(d)	9.000	10/15/19	13,700	13,152,000
Brightstar Corp.,
Gtd. Notes, 144A (original cost $8,039,150; purchased 11/23/2010-04/01/2013)(b)(c)	9.500	12/01/16	7,830	8,315,460
Sr. Unsec’d. Notes, 144A (original cost $9,581,693; purchased 07/26/2013-08/09/2013)(b)(c)	7.250	08/01/18	9,675	10,557,844
CDW LLC/CDW Finance Corp.,
Gtd. Notes	6.000	08/15/22	5,600	5,901,000
Gtd. Notes	8.500	04/01/19	12,850	13,813,750
Ceridian HCM Holding, Inc., Sr. Unsec’d. Notes, 144A (original cost $2,525,000; purchased 03/21/2013)(b)(c)(d)	11.000	03/15/21	2,525	2,884,813
Ceridian LLC/Comdata, Inc., Gtd. Notes, 144A(d)	8.125	11/15/17	5,975	6,055,662
CommScope Holding Co., Inc., Sr. Unsec’d. Notes, PIK, 144A	6.625	06/01/20	21,940	23,420,950
CommScope, Inc., Gtd. Notes, 144A(d)	5.500	06/15/24	5,375	5,469,063
CoreLogic, Inc., Gtd. Notes	7.250	06/01/21	2,300	2,438,000
First Data Corp.,
Gtd. Notes	10.625	06/15/21	10,037	11,642,920
Gtd. Notes	11.250	01/15/21	5,187	6,029,887
Gtd. Notes(d)	11.750	08/15/21	23,314	27,568,805
Gtd. Notes	12.625	01/15/21	10,467	12,795,907
First Data Holdings, Inc., Sr. Unsec’d. Notes, PIK, 144A(d)	14.500	09/24/19	2,058	2,330,685
Freescale Semiconductor, Inc.,
Gtd. Notes(d)	8.050	02/01/20	3,112	3,353,180
Sr. Sec’d. Notes, 144A	6.000	01/15/22	6,320	6,620,200
Igloo Holdings Corp., Sr. Unsec’d. Notes, PIK, 144A	8.250	12/15/17	8,330	8,538,250
Infor Software Parent LLC/Infor Software Parent, Inc., Gtd. Notes, PIK, 144A(d)	7.125	05/01/21	2,095	2,131,663
Iron Mountain, Inc., Gtd. Notes(d)	6.000	08/15/23	7,450	7,952,875
NCR Corp., Gtd. Notes	5.875	12/15/21	3,025	3,168,688

See Notes to Financial Statements.

36

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Technology (cont’d.)
Nortel Networks Ltd. (Canada),
Gtd. Notes(f)	5.344%	07/15/11	3,000	$3,262,500
Gtd. Notes(f)	10.125	07/15/13	5,600	6,482,000
Gtd. Notes(b)(e)	10.750	07/15/16	7,790	9,094,825
Nuance Communications, Inc., Gtd. Notes, 144A	5.375	08/15/20	9,630	9,678,150
NXP BV/NXP Funding LLC (Netherlands),
Gtd. Notes, 144A	5.750	02/15/21	6,085	6,389,250
Gtd. Notes, 144A(d)	5.750	03/15/23	4,135	4,352,088
Sensata Technologies BV (Netherlands),
Gtd. Notes, 144A(d)	4.875	10/15/23	6,075	6,014,250
Gtd. Notes, 144A(d)	6.500	05/15/19	4,733	4,975,566
Sophia LP/Sophia Finance, Inc., Gtd. Notes, 144A	9.750	01/15/19	7,015	7,628,812
Sungard Availability Services Capital, Inc., Gtd. Notes, 144A(d)	8.750	04/01/22	4,950	4,356,000
SunGard Data Systems, Inc.,
Gtd. Notes(d)	6.625	11/01/19	7,365	7,714,837
Gtd. Notes	7.375	11/15/18	246	257,070
Syniverse Holdings, Inc., Gtd. Notes	9.125	01/15/19	5,770	6,108,987
TransUnion Holding Co., Inc.,
Sr. Unsec’d. Notes, PIK	8.125	06/15/18	6,850	7,124,000
Sr. Unsec’d. Notes, PIK	9.625	06/15/18	12,300	12,838,125

				352,284,768

Telecommunications 4.5%
CenturyLink, Inc.,
Sr. Unsec’d. Notes(d)	6.150	09/15/19	1,520	1,660,600
Sr. Unsec’d. Notes(d)	6.750	12/01/23	1,309	1,448,899
Sr. Unsec’d. Notes	6.875	01/15/28	4,700	4,841,000
Crown Castle International Corp., Sr. Unsec’d. Notes(d)	5.250	01/15/23	4,273	4,413,197
Digicel Group Ltd. (Jamaica),
Sr. Unsec’d. Notes, 144A	7.125	04/01/22	4,100	4,253,750
Sr. Unsec’d. Notes, 144A	8.250	09/30/20	5,600	6,048,000
Eileme 2 AB (Poland), Sr. Sec’d. Notes, 144A	11.625	01/31/20	6,640	7,736,264
Frontier Communications Corp.,
Sr. Unsec’d. Notes(d)	7.125	01/15/23	1,981	2,089,955
Sr. Unsec’d. Notes(d)	8.500	04/15/20	450	523,125
Sr. Unsec’d. Notes	8.750	04/15/22	3,750	4,368,750

See Notes to Financial Statements.

Prudential High Yield Fund	37

Portfolio of Investments

as of August 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Telecommunications (cont’d.)
Level 3 Financing, Inc.,
Gtd. Notes	7.000%	06/01/20	3,500	$3,771,250
Gtd. Notes	8.125	07/01/19	1,125	1,217,813
Gtd. Notes	8.625	07/15/20	3,950	4,374,625
SBA Communications Corp., Sr. Unsec’d. Notes, 144A	4.875	07/15/22	2,700	2,659,500
Sprint Capital Corp.,
Gtd. Notes	6.875	11/15/28	14,560	14,196,000
Gtd. Notes	6.900	05/01/19	10,960	11,768,300
Sprint Communications, Inc.,
Gtd. Notes, 144A(d)	7.000	03/01/20	1,575	1,756,125
Gtd. Notes, 144A	9.000	11/15/18	2,265	2,692,519
Sr. Unsec’d. Notes(d)	6.000	11/15/22	3,525	3,516,187
Sr. Unsec’d. Notes	7.000	08/15/20	2,325	2,481,938
Sprint Corp.,
Gtd. Notes, 144A(d)	7.125	06/15/24	7,990	8,149,800
Gtd. Notes, 144A	7.875	09/15/23	7,245	7,770,262
T-Mobile USA, Inc.,
Gtd. Notes	6.464	04/28/19	700	729,750
Gtd. Notes	6.633	04/28/21	5,900	6,209,750
Telecom Italia SpA (Italy), Sr. Unsec’d. Notes, 144A	5.303	05/30/24	7,400	7,529,500
Wind Acquisition Finance SA (Italy),
Gtd. Notes, 144A	7.375	04/23/21	13,800	14,559,000
Sr. Sec’d. Notes, 144A	6.500	04/30/20	3,300	3,531,000
Windstream Holdings, Inc.,
Gtd. Notes(d)	6.375	08/01/23	6,725	6,741,812
Gtd. Notes(d)	7.500	06/01/22	900	978,750
Gtd. Notes(d)	7.500	04/01/23	3,405	3,626,325
Gtd. Notes	7.750	10/15/20	1,325	1,427,688

				147,071,434

Tobacco 0.3%
Vector Group Ltd., Gtd. Notes	7.750	02/15/21	8,475	9,025,875

Transportation Services 1.0%
Aguila 3 SA (Luxembourg), Sr. Sec’d. Notes, 144A(d)	7.875	01/31/18	1,225	1,274,000

See Notes to Financial Statements.

38

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

CORPORATE BONDS (Continued)

Transportation Services (cont’d.)
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
Gtd. Notes	9.750%	03/15/20	3,075	$3,444,000
Gtd. Notes, 144A	5.125	06/01/22	6,900	6,951,750
Hertz Corp. (The),
Gtd. Notes(d)	5.875	10/15/20	1,275	1,311,656
Gtd. Notes(d)	6.750	04/15/19	3,740	3,922,325
Kenan Advantage Group, Inc. (The), Sr. Unsec’d. Notes, 144A (original cost $9,432,750; purchased 12/07/2012-12/12/2013)(b)(c)	8.375	12/15/18	9,230	9,691,500
Navios Maritime Holdings, Inc./Navios Maritime Finance II US, Inc., Sr. Sec’d. Notes, 144A	7.375	01/15/22	6,100	6,313,500

				32,908,731

TOTAL CORPORATE BONDS (cost $2,896,289,106)				3,003,493,396

			Shares

COMMON STOCKS
Adelphia Recovery Trust*(b)			2,000,000	2,000
Blaze Recycling and Metals LLC (original cost $46,387; purchased 08/22/2012)*(b)(c)			46,387	464
DEX Media, Inc.*(d)			29,840	340,474
WKI Holding Co., Inc.*(b)			6,031	220,735

TOTAL COMMON STOCKS (cost $19,258,676)				563,673

PREFERRED STOCKS 0.2%

Banking 0.2%
Citigroup Capital XIII (Capital security, fixed to floating preferred), 7.875%(a)			153,000	4,167,720
Goldman Sachs Group, Inc. (The) (fixed to floating preferred), 6.375%(a)			87,000	2,261,130

				6,428,850

Building Materials & Construction
New Millennium Homes LLC (original cost $0; purchased 05/27/1998)*(b)(c)			2,000	108,000

See Notes to Financial Statements.

Prudential High Yield Fund	39

Portfolio of Investments

as of August 31, 2014 continued

Description	Shares	Value (Note 1)

PREFERRED STOCKS (Continued)

Cable
Adelphia Communications Corp. (Class A Stock)*(b)(e)	20,000	$20

TOTAL PREFERRED STOCKS (cost $6,018,416)		6,536,870

	Units

WARRANTS*

Chemicals
Hercules, Inc., expiring 03/31/29	230	10,389

Media & Entertainment
MediaNews Group, Inc., expiring 03/19/17 (original cost $0; purchased 07/06/11)(b)(c)	6,854	69

Telecommunications
Hawaiian Telcom Holdco, Inc., expiring 10/28/15	6,958	95,811

TOTAL WARRANTS (cost $41,261)		106,269

TOTAL LONG-TERM INVESTMENTS (cost $2,997,713,060)		3,089,293,079

SHORT-TERM INVESTMENTS 25.3%

	Shares

AFFILIATED MONEY MARKET MUTUAL FUNDS
Prudential Investment Portfolios 2 - Prudential Core Short-Term Bond Fund (cost $454,886)(g)	46,794	437,992
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $830,456,947; includes $692,325,399 of cash collateral for securities on loan)(g)(h)	830,456,947	830,456,947

TOTAL SHORT-TERM INVESTMENTS (cost $830,911,833; Note 3)		830,894,939

TOTAL INVESTMENTS 119.3% (cost $3,828,624,893; Note 5)		3,920,188,018
Liabilities in excess of other assets(i) (19.3)%		(634,088,299)

NET ASSETS 100.0%		$3,286,099,719

See Notes to Financial Statements.

40

The following abbreviations are used in the portfolio descriptions:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

CDS—Credit Default Swap

CDX—Credit Derivative Index

CLO—Collateralized Loan Obligation

GMTN—Global Medium Term Note

MTN—Medium Term Note

PIK—Payment-in-Kind

#	Principal amount is shown in U.S. dollars unless otherwise stated.
*	Non-income producing security.
(a)	Variable rate instrument. The interest rate shown reflects the rate in effect at August 31, 2014.
(b)	Indicates a security or securities that have been deemed illiquid.
(c)	Indicates a restricted security; the aggregate original cost of the restricted securities is $220,776,158. The aggregate value of $227,925,918, is approximately 6.9% of net assets.
(d)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $676,207,169; cash collateral of $692,325,399 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.
(e)	Represents issuer in default on interest payments. Non-income producing security.
(f)	Security is post-maturity; represents issuer in default on interest payments and/or principal repayments; non-income producing security.
(g)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund and the Prudential Investment Portfolios 2 - Prudential Core Short-Term Bond Fund.
(h)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(i)	Includes net unrealized appreciation on the following derivative contracts held at reporting period end:

Credit default swap agreements outstanding at August 31, 2014:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(2)	Value at August 31, 2014(3)	Value at Trade Date	Unrealized Appreciation(1)
Exchange-traded credit default swaps on credit indices—Sell Protection(1):
CDX.NA.HY. 21	12/20/18	5.000%	93,060	$8,011,889	$7,259,743	$752,146

(1)	Cash of $4,230,000 has been segregated with Citigroup Global Markets to cover requirements for open exchange-traded credit default swap agreements at August 31, 2014.

See Notes to Financial Statements.

Prudential High Yield Fund	41

Portfolio of Investments

as of August 31, 2014 continued

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(2)	Implied Credit Spread at August 31, 2014(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation	Counterparty
Over-the-counter credit default swaps on corporate issues—Sell Protection(1):
NRG Energy. Inc.	03/20/16	4.100%	1,850	0.687%	$114,022	$—	$114,022	Goldman Sachs & Co.

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(3)	The fair value of credit default swap agreements on asset-backed securities and credit indices serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of reporting date serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

See Notes to Financial Statements.

42

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of August 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Asset-Backed Securities
Collateralized Loan Obligations	$—	$4,912,524	$—
Bank Loans	—	70,941,072	2,739,275
Corporate Bonds	—	2,995,218,410	8,274,986
Common Stocks	340,474	—	223,199
Preferred Stocks	6,428,850	—	108,020
Warrants	95,811	10,389	69
Affiliated Money Market Mutual Funds	830,894,939	—	—
Other Financial Instruments*
Credit Default Swap Agreements	—	866,168	—

Total	$837,760,074	$3,071,948,563	$11,345,549

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Collateralized Loan Obligations	Bank Loans	Corporate Bonds	Common Stocks	Preferred Stocks	Warrants
Balance as of 08/31/13	$31,394	$16,509,375	$13,934,066	$207,699	$154,020	$12,959
Realized gain (loss)	(2,650,691)	—	(121,188)	—	—	—
Change in unrealized appreciation (depreciation)**	3,073,173	(102,091)	282,097	15,500	(46,000)	—
Purchases	—	970,200	2,047,063	—	—	—
Sales	(453,876)	(4,897,655)	(2,776,266)	—	—	—
Accrued discount/premium	—	8,821	—	—	—	—
Transfers into Level 3	—	—	2,189,105	—	—	—
Transfers out of Level 3	—	(9,749,375)	(7,279,891)	—	—	(12,890)

Balance as of 08/31/14	$—	$2,739,275	$8,274,986	$223,199	$108,020	$69

See Notes to Financial Statements.

Prudential High Yield Fund	43

Portfolio of Investments

as of August 31, 2014 continued

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument.
**	Of which, $235,671 was included in Net Assets relating to securities held at the reporting period end.

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. At the reporting period end, 2 Bank Loans, 1 Corporate Bond and 1 Warrant transferred out of Level 3 as a result of being valued by an independent pricing source and 1 Corporate Bond transferred into Level 3 as a result of being valued using a single broker quote.

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by the Board of Directors, which contain unobservable inputs. Such methodologies include, but are not limited to, using pricing provided by a single broker/dealer, the cost of the investment, and prices of any recent transactions or bids/offers for such securities or any comparable securities.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of August 31, 2014 were as follows (unaudited):

Affiliated Money Market Mutual Funds (including 21.1% of collateral for securities on loan)	25.3%
Technology	11.4
Energy—Other	9.5
Healthcare & Pharmaceutical	7.5
Capital Goods	7.2
Electric	5.7
Gaming	5.7
Telecommunications	4.5
Foods	3.5
Building Materials & Construction	3.4
Chemicals	3.3
Media & Entertainment	3.3
Packaging	3.3
Pipelines & Other	3.2
Non-Captive Finance	3.1
Cable	3.0
Metals	2.9
Retailers	2.7%
Automotive	2.5
Aerospace & Defense	1.9
Consumer	1.5
Real Estate Investment Trusts	1.5
Transportation Services	1.0
Lodging	0.7
Banking	0.6
Energy—Integrated	0.3
Tobacco	0.3
Collateralized Loan Obligations	0.2
Paper	0.2
Healthcare Insurance	0.1

119.3
Liabilities in excess of other assets	(19.3)

100.0%

See Notes to Financial Statements.

44

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are equity risk and credit risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of August 31, 2014 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Credit contracts	Due to broker-variation margin	$752,146	*	—	$—
Credit contracts	Unrealized appreciation on over-the-counter swap agreements	114,022		—	—
Equity contracts	Unaffiliated investments	106,269		—	—

Total		$972,437			$—

*	Includes cumulative appreciation/depreciation as reported in schedule of exchange-traded swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended August 31, 2014 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Swaps
Credit contracts	$14,654,210

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Warrants(1)	Swaps	Total
Credit contracts	$—	$(8,510,592)	$(8,510,592)
Equity contracts	11,206	—	11,206

Total	$11,206	$(8,510,592)	$(8,499,386)

(1)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

See Notes to Financial Statements.

Prudential High Yield Fund	45

Portfolio of Investments

as of August 31, 2014 continued

For the year ended August 31, 2014, the Fund’s average notional amount for credit default swaps as buyer was $2,569,000 and the average notional amount for credit default swaps as seller was $96,178,000.

Offsetting of over-the-counter (OTC) derivative assets and liabilities:

The Fund invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross amounts of recognized assets(1)	Gross amounts available for offset	Collateral Received(3)	Net Amount
Goldman Sachs & Co.	$114,022	$—	$(150,000)	$—

Counterparty	Gross amounts of recognized liabilities(2)	Gross amounts available for offset	Collateral Pledged(3)	Net Amount
Goldman Sachs & Co.	$—	$—	$—	$—

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.
(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.
(3)	Amounts shown reflect actual collateral received or pledged by the Fund. Such amounts are applied up to 100% of the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

46

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

FINANCIAL STATEMENTS

ANNUAL REPORT • AUGUST 31, 2014

Prudential High Yield Fund

Statement of Assets & Liabilities

as of August 31, 2014

Assets
Investments at value, including securities on loan of $676,207,169:
Unaffiliated investments (cost $2,997,713,060)	$3,089,293,079
Affiliated investments (cost $830,911,833)	830,894,939
Foreign currency, at value (cost $31,861)	31,335
Dividends and interest receivable	54,698,541
Receivable for investments sold	11,104,270
Receivable for Fund shares sold	6,819,253
Deposit with broker	4,230,000
Unrealized appreciation on over-the-counter swap agreements	114,022
Prepaid expenses	40,885

Total Assets	3,997,226,324

Liabilities
Payable to broker for collateral for securities on loan	692,325,399
Payable for Fund shares reacquired	8,057,404
Payable for investments purchased	4,924,530
Dividends payable	2,414,944
Management fee payable	1,187,433
Accrued expenses	766,416
Distribution fee payable	701,952
Payable to custodian	514,750
Affiliated transfer agent fee payable	145,567
Due to broker variation margin—swaps	59,667
Deferred directors’ fees	28,543

Total Liabilities	711,126,605

Net Assets	$3,286,099,719

Net assets were comprised of:
Common stock, at par	$5,657,300
Paid-in capital in excess of par	3,240,266,337

3,245,923,637
Undistributed net investment income	6,016,545
Accumulated net realized loss on investment and foreign currency transactions	(58,269,669)
Net unrealized appreciation on investments and foreign currencies	92,429,206

Net assets, August 31, 2014	$3,286,099,719

See Notes to Financial Statements.

48

Class A
Net asset value and redemption price per share ($1,347,910,812 ÷ 232,226,280 shares of common stock issued and outstanding)	$5.80
Maximum sales charge (4.50% of offering price)	0.27

Maximum offering price to public	$6.07

Class B
Net asset value, offering price and redemption price per share ($259,755,853 ÷ 44,803,340 shares of common stock issued and outstanding)	$5.80

Class C
Net asset value, offering price and redemption price per share ($270,142,278 ÷ 46,605,130 shares of common stock issued and outstanding)	$5.80

Class Q
Net asset value, offering price and redemption price per share ($14,335,552 ÷ 2,466,131 shares of common stock issued and outstanding)	$5.81

Class R
Net asset value, offering price and redemption price per share ($57,502,191 ÷ 9,908,735 shares of common stock issued and outstanding)	$5.80

Class Z
Net asset value, offering price and redemption price per share ($1,336,453,033 ÷ 229,720,402 shares of common stock issued and outstanding)	$5.82

See Notes to Financial Statements.

Prudential High Yield Fund	49

Statement of Operations

Year Ended August 31, 2014

Net Investment Income
Income
Interest income	$207,574,111
Affiliated income from securities loaned, net	1,352,191
Unaffiliated dividend income	340,506
Affiliated dividend income	150,355

Total income	209,417,163

Expenses
Management fee	13,608,997
Distribution fee—Class A	4,066,822
Distribution fee—Class B	1,795,588
Distribution fee—Class C	2,588,244
Distribution fee—Class R	415,343
Distribution fee—Class X	222
Transfer agent’s fees and expenses (including affiliated expense of $696,700)	3,591,000
Custodian’s fees and expenses	382,000
Registration fees	190,000
Shareholders’ reports	170,000
Directors’ fees	82,000
Insurance expenses	41,000
Legal fees and expenses	36,000
Audit fee	34,000
Miscellaneous	24,640

Total expenses	27,025,856

Less: Distribution fee waiver—Class A	(677,804)
Distribution fee waiver—Class R	(138,448)

Net expenses	26,209,604

Net investment income	183,207,559

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain on:
Investment transactions	45,308,472
Swap agreements transactions	14,654,210
Foreign currency transactions	149

59,962,831

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated $3,252)	66,203,960
Swap agreements	(8,510,592)
Foreign currencies	(526)

57,692,842

Net gain on investment and foreign currency transactions	117,655,673

Net Increase In Net Assets Resulting From Operations	$300,863,232

See Notes to Financial Statements.

50

Statement of Changes in Net Assets

	Year Ended August 31,
	2014	2013
Increase (Decrease) in Net Assets
Operations
Net investment income	$183,207,559	$171,616,940
Net realized gain on investment and foreign currency transactions	59,962,831	48,299,108
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	57,692,842	(36,027,098)

Net increase in net assets resulting from operations	300,863,232	183,888,950

Dividends from net investment income (Note 1)
Class A	(83,503,654)	(89,760,510)
Class B	(13,538,701)	(11,642,220)
Class C	(13,997,820)	(14,906,642)
Class Q	(687,488)	(3,587,735)
Class R	(3,272,298)	(2,963,856)
Class X	(1,226)	(9,565)
Class Z	(80,314,668)	(61,313,139)

	(195,315,855)	(184,183,667)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	1,078,720,776	1,220,307,149
Net asset value of shares issued in reinvestment of dividends and distributions	164,498,612	150,692,138
Cost of shares reacquired	(921,234,679)	(1,070,689,810)

Net increase in net assets from Fund share transactions	321,984,709	300,309,477

Total increase	427,532,086	300,014,760

Net Assets:
Beginning of year	2,858,567,633	2,558,552,873

End of year(a)	$3,286,099,719	$2,858,567,633

(a) Includes undistributed net investment income of:	$6,016,545	$5,139,382

See Notes to Financial Statements.

Prudential High Yield Fund	51

Notes to Financial Statements

Prudential Investment Portfolios, Inc. 15 (the “Company”) is registered under the Investment Company Act of 1940, as amended, (“1940 Act”) as a diversified, open-end management investment company. The Company consists of two funds: Prudential High Yield Fund (the “Fund”) and Prudential Short Duration High Yield Income Fund. These financial statements relate to Prudential High Yield Fund. The Fund’s investment objective is to maximize current income. As a secondary investment objective, the Fund seeks capital appreciation but only when consistent with the Fund’s primary objective of current income.

Note 1. Accounting Policies

The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Security Valuation: The Fund holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are

52

valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy except for exchange-traded and cleared swaps which are classified as Level 2 in the fair value hierarchy, as the prices marked at the official settle are not public.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and asked prices, or at the last bid price in the absence of an asked price. These securities are classified as Level 2 in the fair value hierarchy, as the inputs are observable and considered to be significant to the valuation.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy, as the adjustment factors are observable and considered to be significant to the valuation. Securities not valued using such model prices are valued in accordance with exchange-traded common and preferred stocks discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Over-the-counter derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that significant unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

Prudential High Yield Fund	53

Notes to Financial Statements

continued

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser under the guidelines adopted by the Directors of the Fund. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current rates of exchange.

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

54

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Concentration of Risk: The ability of debt securities issuers (other than those issued or guaranteed by the U.S. Government) held by the Fund to meet its obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

Swap Agreements: The Fund may enter into credit default, interest rate, total return and other forms of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the over-the-counter market and may be executed either directly with the counterparty (“OTC-traded”) or through a central clearing facility, such as a registered commodities exchange (“Exchange-traded”). Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Upon entering into an Exchange-traded swap, the Fund pledges with the clearing broker an initial margin and thereafter, pays or receives an amount, known as “variation margin”, based on daily changes in the valuation of the swap contract.

Prudential High Yield Fund	55

Notes to Financial Statements

continued

Payments received or paid by the Fund are recorded as realized gains or losses upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at reporting date, if any, are listed on the Portfolio of Investments.

Credit Default Swaps: Credit default swaps involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity, typically corporate issues or sovereign issues of an emerging country, on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund entered into credit default swaps to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased credit default swaps is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same

56

referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Portfolio of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as indicators of the current status of the payment/performance risk. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. The right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there were no instances where the right of set-off existed and management has not elected to offset.

The Fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Portfolio of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in

Prudential High Yield Fund	57

Notes to Financial Statements

continued

the Portfolio of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such over-the-counter derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of August 31, 2014, the Fund has not met conditions under such agreements which give the counterparty the right to call for an early termination.

Warrants and Rights: The Fund may hold warrants and rights acquired either through a direct purchase, including as part of private placement, or pursuant to corporate actions. Warrants and rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such warrants and rights are held as long positions by the Fund until

58

exercised, sold or expired. Warrants and rights are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures.

Loan Participations: The Fund may invest in loan participations, another type of restricted security. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. As a result, the Fund assumes the credit risk of the borrower, the Selling Participant and any other persons interpositioned between the Fund and the borrower. The Fund may not directly benefit from the collateral supporting the senior loan in which it has purchased the loan participation.

Payment In Kind Securities: The Fund may invest in open market or receive pursuant to debt restructuring, securities that pay in kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income. The interest rate on PIK debt is paid out over time.

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a highly liquid short-term money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities, and any interest on the investment of cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management, that may differ from actual.

Prudential High Yield Fund	59

Notes to Financial Statements

continued

Net investment income or loss (other than distribution fees, which are charged directly to the respective class and transfer agency fees specific to Class Q shares which are charged to that share class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund declares daily and pays dividends of net investment income monthly and makes distributions of net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. PI pays for the services of PIM, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly, at an annual rate of .50% of the Fund’s average daily net assets up to $250 million, .475% of the

60

next $500 million, .45% of the next $750 million, .425% of the next $500 million, .40% of the next $500 million, .375% of the next $500 million and .35% of the Fund’s average daily net assets in excess of $3 billion. The effective management fee rate was .43% for the year ended August 31, 2014.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class Q, Class R and Class Z shares of the Fund. In addition, the Fund has a distribution agreement with Prudential Annuities Distributors, Inc. (“PAD”), which, together with PIMS, serves as co-distributor of Class X shares of the Fund. The Fund compensates PIMS and PAD, as applicable, for distributing and servicing the Fund’s Class A, Class B, Class C, Class R and Class X shares, pursuant to plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS or PAD. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Q and Class Z shares of the Fund. Pursuant to the Distribution Plans, the Fund compensates PIMS and PAD, as applicable, for distribution related activities at an annual rate of up to .30%, .75%, 1%, .75% and 1% of the average daily net assets of the Class A, B, C, R and X shares, respectively. For the year ended August 31, 2014, PIMS contractually agreed to limit such fees to .25% and .50% of the average daily net assets of the Class A and Class R shares, respectively.

As of April 11, 2014, the last conversion of Class X shares to Class A shares was completed. There are no Class X shares outstanding and Class X shares are no longer being offered for sale.

PIMS has advised the Fund that it has received $995,016 in front-end sales charges resulting from sales of Class A shares, during the year ended August 31, 2014. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended August 31, 2014, it received $1,260, $326,392 and $26,074 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively.

PI, PIMS, PIM and PAD are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Prudential High Yield Fund	61

Notes to Financial Statements

continued

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses on the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Prudential Investment Management, Inc., (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s securities lending agent. For the year ended August 31, 2014, PIM has been compensated approximately $403,900 for these services.

The Fund invests in the Prudential Core Short-Term Bond Fund, pursuant to an exemptive order received from the Securities and Exchange Commission and in the Prudential Core Taxable Money Market Fund (the “Core Funds”), each a portfolio of the Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Funds are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended August 31, 2014, aggregated $1,780,478,325 and $1,538,832,320, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized loss on investment and foreign currency transactions. For the year ended August 31, 2014, the adjustments were to increase undistributed net investment income and increase accumulated net realized loss on investment and foreign

62

currency transactions by $12,985,459 due to differences in the treatment for book and tax purposes of premium amortization, certain transactions involving foreign securities and currencies, paydown gains/losses, swaps, and other book to tax differences. Net investment income, net realized gain on investment and foreign currency transactions and net assets were not affected by this change.

For the years ended August 31, 2014 and August 31, 2013, the tax character of dividends paid by the Fund were $195,315,855 and $184,183,667 of ordinary income, respectively.

As of August 31, 2014, the accumulated undistributed earnings on a tax basis was $9,116,398 of ordinary income. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of August 31, 2014 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustments	Total Net Unrealized Appreciation
$3,837,653,158	$126,104,341	$(43,569,481)	$82,534,860	$824,850	$83,359,710

The difference between book and tax basis is primarily attributable to deferred losses on wash sales, securities in default and differences in the treatment of premium amortization for book and tax purposes. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currencies, swaps and mark-to-market of receivables and payables.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the Fund is permitted to carryforward capital losses realized on or after September 1, 2011 (“post-enactment losses”) for an unlimited period. Post-enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to taxable years ending before August 31, 2012 (“pre-enactment losses”) may have an increased likelihood to expire unused. The Fund utilized approximately $44,160,000 of its pre-enactment losses to offset net taxable gains realized in the fiscal year ended August 31, 2014. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses. As of August 31, 2014, the pre and post-enactment losses were approximately:

Post-Enactment Losses:	$0

Pre-Enactment Losses:
Expiring 2018	$49,857,000

Prudential High Yield Fund	63

Notes to Financial Statements

continued

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class Q, Class R and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4.50%. Investors who purchase $1 million or more of Class A shares and redeem those shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, but are not subject to an initial sales charge. The Class A CDSC is waived for purchases by certain retirement or benefit plans. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class B shares are closed to new purchases. Class C shares are sold with a CDSC of 1% during the first 12 months. As of April 11, 2014, the last conversion of Class X shares to Class A shares was completed. There are no Class X shares outstanding and Class X shares are no longer being offered for sale. Class Q, Class R and Class Z shares are not subject to any sales or redemption charges and are available only to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock.

The Company is authorized to issue 3 billion shares of common stock, $.01 par value per share, divided into eight classes, designated Class A, Class B, Class C, Class M, Class Q, Class R, Class X and Class Z common stock. Of the authorized shares of common stock of the Fund, 625 million shares are designated for Class A common stock, 150 million shares are designated for each of Class B common stock and Class C common stock, 20 million shares are designated for Class M common stock, 310 million shares are designated for each of Class Q and Class R common stock, 25 million shares are designated for Class X common stock and 410 million shares are designated for Class Z common stock.

64

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended August 31, 2014:
Shares sold	31,866,582	$183,587,307
Shares issued in reinvestment of dividends and distributions	11,714,551	67,531,261
Shares reacquired	(44,046,313)	(253,449,540)

Net increase (decrease) in shares outstanding before conversion	(465,180)	(2,330,972)
Shares issued upon conversion from Class B, Class C, Class X and Class Z	1,186,158	6,849,047
Shares reacquired upon conversion into Class Z	(5,471,223)	(31,636,684)

Net increase (decrease) in shares outstanding	(4,750,245)	$(27,118,609)

Year ended August 31, 2013:
Shares sold	43,416,009	$247,812,897
Shares issued in reinvestment of dividends and distributions	12,456,592	71,032,377
Shares reacquired	(58,816,719)	(335,509,786)

Net increase (decrease) in shares outstanding before conversion	(2,944,118)	(16,664,512)
Shares issued upon conversion from Class B, Class X and Class Z	995,388	5,685,674
Shares reacquired upon conversion into Class Z	(512,656)	(2,936,584)

Net increase (decrease) in shares outstanding	(2,461,386)	$(13,915,422)

Class B
Year ended August 31, 2014:
Shares sold	10,579,556	$60,957,516
Shares issued in reinvestment of dividends and distributions	1,866,561	10,755,175
Shares reacquired	(4,821,903)	(27,730,811)

Net increase (decrease) in shares outstanding before conversion	7,624,214	43,981,880
Shares reacquired upon conversion into Class A	(1,010,627)	(5,833,252)

Net increase (decrease) in shares outstanding	6,613,587	$38,148,628

Year ended August 31, 2013:
Shares sold	12,460,668	$71,166,059
Shares issued in reinvestment of dividends and distributions	1,592,738	9,070,259
Shares reacquired	(4,324,015)	(24,636,635)

Net increase (decrease) in shares outstanding before conversion	9,729,391	55,599,683
Shares reacquired upon conversion into Class A	(773,211)	(4,415,585)

Net increase (decrease) in shares outstanding	8,956,180	$51,184,098

Prudential High Yield Fund	65

Notes to Financial Statements

continued

Class C	Shares	Amount
Year ended August 31, 2014:
Shares sold	11,287,152	$65,018,908
Shares issued in reinvestment of dividends and distributions	1,988,484	11,451,688
Shares reacquired	(10,487,457)	(60,228,260)

Net increase (decrease) in shares outstanding before conversion	2,788,179	16,242,336
Shares reacquired upon conversion into Class A and Class Z	(508,136)	(2,926,501)

Net increase (decrease) in shares outstanding	2,280,043	$13,315,835

Year ended August 31, 2013:
Shares sold	14,719,509	$84,002,360
Shares issued in reinvestment of dividends and distributions	2,113,264	12,033,007
Shares reacquired	(13,266,252)	(75,632,339)

Net increase (decrease) in shares outstanding before conversion	3,566,521	20,403,028
Shares reacquired upon conversion into Class Z	(372,182)	(2,131,050)

Net increase (decrease) in shares outstanding	3,194,339	$18,271,978

Class Q
Year ended August 31, 2014:
Shares sold	1,499,160	$8,683,554
Shares issued in reinvestment of dividends and distributions	119,133	688,446
Shares reacquired	(560,310)	(3,248,060)

Net increase (decrease) in shares outstanding	1,057,983	$6,123,940

Year ended August 31, 2013:
Shares sold	3,867,656	$22,164,103
Shares issued in reinvestment of dividends	595,612	3,414,079
Shares reacquired	(14,450,956)	(84,066,481)

Net increase (decrease) in shares outstanding	(9,987,688)	$(58,488,299)

Class R
Year ended August 31, 2014:
Shares sold	3,214,716	$18,497,113
Shares issued in reinvestment of dividends and distributions	567,409	3,270,947
Shares reacquired	(2,930,220)	(16,890,913)

Net increase (decrease) in shares outstanding	851,905	$4,877,147

Year ended August 31, 2013:
Shares sold	5,242,077	$29,974,245
Shares issued in reinvestment of dividends and distributions	518,260	2,956,609
Shares reacquired	(3,300,229)	(18,813,137)

Net increase (decrease) in shares outstanding	2,460,108	$14,117,717

66

Class X	Shares	Amount
Period ended April 11, 2014*:
Shares issued in reinvestment of dividends and distributions	204	$1,162
Shares reacquired	(1,343)	(7,565)

Net increase (decrease) in shares outstanding before conversion	(1,139)	(6,403)
Shares reacquired upon conversion into Class A	(11,948)	(68,325)

Net increase (decrease) in shares outstanding	(13,087)	$(74,728)

Year ended August 31, 2013:
Shares sold	543	$3,131
Shares issued in reinvestment of dividends and distributions	1,656	9,431
Shares reacquired	(7,574)	(43,236)

Net increase (decrease) in shares outstanding before conversion	(5,375)	(30,674)
Shares reacquired upon conversion into Class A	(26,094)	(149,511)

Net increase (decrease) in shares outstanding	(31,469)	$(180,185)

Class Z
Year ended August 31, 2014:
Shares sold	128,576,956	$741,976,378
Shares issued in reinvestment of dividends and distributions	12,240,948	70,799,933
Shares reacquired	(96,842,573)	(559,679,530)

Net increase (decrease) in shares outstanding before conversion	43,975,331	253,096,781
Shares issued upon conversion from Class A and Class C	5,957,029	34,505,900
Shares reacquired upon conversion into Class A	(154,203)	(890,185)

Net increase (decrease) in shares outstanding	49,778,157	$286,712,496

Year ended August 31, 2013:
Shares sold	133,625,627	$765,184,354
Shares issued in reinvestment of dividends and distributions	9,129,360	52,176,376
Shares reacquired	(92,899,021)	(531,988,196)

Net increase (decrease) in shares outstanding before conversion	49,855,966	285,372,534
Shares issued upon conversion from Class A and Class C	882,355	5,067,634
Shares reacquired upon conversion into Class A	(195,752)	(1,120,578)

Net increase (decrease) in shares outstanding	50,542,569	$289,319,590

*	As of April 11, 2014, the last conversion of Class X shares to Class A shares was completed. There are no Class X shares outstanding and Class X shares are no longer being offered for sale.

Prudential High Yield Fund	67

Notes to Financial Statements

continued

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period November 5, 2013 through October 8, 2014. The Funds pay an annualized commitment fee of .08% on the unused portion of the SCA. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

Subsequent to the fiscal year end, the SCA has been renewed effective October 9, 2014 and will continue to provide a commitment of $900 million through October 8, 2015. Effective October 9, 2014, the Funds pay an annualized commitment fee of .075% of the unused portion of the SCA.

The Fund did not utilize the SCA during the year ended August 31, 2014.

68

Financial Highlights

Class A Shares
	Year Ended August 31,
	2014(a)	2013(a)	2012(a)	2011(a)		2010(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$5.60	$5.59	$5.34	$5.32		$4.84
Income (loss) from investment operations:
Net investment income	.33	.34	.37	.40		.45
Net realized and unrealized gain on investment transactions	.22	.04	.27	.03		.49
Total from investment operations	.55	.38	.64	.43		.94
Less Dividends:
Dividends from net investment income	(.35)	(.37)	(.39)	(.41)		(.46)
Capital Contributions(e):	-	-	-	-	(d)	-	(d)
Net asset value, end of year	$5.80	$5.60	$5.59	$5.34		$5.32
Total Return(b):	10.11%	6.85%	12.55%	8.14%		19.94%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,347,911	$1,327,678	$1,339,113	$1,078,117		$1,093,443
Average net assets (000)	$1,355,610	$1,385,567	$1,187,666	$1,147,761		$1,078,033
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.82%	.83%	.87%	.88%		.90%
Expenses before waivers and/or expense reimbursement	.87%	.88%	.92%	.93%		.95%
Net investment income	5.78%	6.04%	6.75%	7.20%		8.64%
Portfolio turnover rate	51%	55%	48%	87%		91%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Less than $.005 per share.

(e) The Fund received payments related to an unaffiliated-third party’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal years ended August 31, 2011 and 2010. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

Prudential High Yield Fund	69

Financial Highlights

continued

Class B Shares
	Year Ended August 31,
	2014(a)	2013(a)	2012(a)	2011(a)		2010(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$5.60	$5.59	$5.34	$5.31		$4.83
Income (loss) from investment operations:
Net investment income	.30	.32	.34	.37		.42
Net realized and unrealized gain on investment transactions	.23	.03	.28	.05		.49
Total from investment operations	.53	.35	.62	.42		.91
Less Dividends:
Dividends from net investment income	(.33)	(.34)	(.37)	(.39)		(.43)
Capital Contributions(e):	-	-	-	-	(d)	-	(d)
Net asset value, end of year	$5.80	$5.60	$5.59	$5.34		$5.31
Total Return(b):	9.57%	6.33%	12.00%	7.82%		19.39%

Ratios/Supplemental Data:
Net assets, end of year (000)	$259,756	$213,714	$163,309	$115,162		$96,409
Average net assets (000)	$239,412	$194,916	$131,650	$108,578		$92,174
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.32%	1.33%	1.37%	1.38%		1.40%
Expenses before waivers and/or expense reimbursement	1.32%	1.33%	1.37%	1.38%		1.40%
Net investment income	5.27%	5.53%	6.25%	6.70%		8.15%
Portfolio turnover rate	51%	55%	48%	87%		91%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Less than $.005 per share.

(e) The Fund received payments related to an unaffiliated-third party’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal years ended August 31, 2011 and 2010. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

70

Class C Shares
	Year Ended August 31,
	2014(a)	2013(a)	2012(a)	2011(a)		2010(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$5.59	$5.58	$5.33	$5.31		$4.83
Income (loss) from investment operations:
Net investment income	.29	.30	.32	.36		.42
Net realized and unrealized gain on investment transactions	.23	.04	.28	.04		.49
Total from investment operations	.52	.34	.60	.40		.91
Less Dividends:
Dividends from net investment income	(.31)	(.33)	(.35)	(.38)		(.43)
Capital Contributions(f):	-	-	-	-	(e)	-	(e)
Net asset value, end of year	$5.80	$5.59	$5.58	$5.33		$5.31
Total Return(b):	9.49%	6.07%	11.74%	7.45%		19.40%

Ratios/Supplemental Data:
Net assets, end of year (000)	$270,142	$247,992	$229,715	$136,177		$112,212
Average net assets (000)	$258,825	$260,306	$172,185	$132,854		$94,741
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement(d)	1.57%	1.58%	1.62%	1.55%		1.40%
Expenses before waivers and/or expense reimbursement	1.57%	1.58%	1.62%	1.63%		1.65%
Net investment income	5.03%	5.29%	5.98%	6.52%		8.12%
Portfolio turnover rate	51%	55%	48%	87%		91%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .75% of the average daily net assets of the Class C shares through December 31, 2010.

(e) Less than $.005 per share.

(f) The Fund received payments related to an unaffiliated-third party’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal years ended August 31, 2011 and 2010. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

Prudential High Yield Fund	71

Financial Highlights

continued

Class Q Shares
	Year Ended August 31,		October 31, 2011(a) through August 31,
	2014(b)	2013(b)	2012(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$5.61	$5.61	$5.41
Income from investment operations:
Net investment income	.35	.37	.35
Net realized and unrealized gain on investment transactions	.23	.02	.19
Total from investment operations	.58	.39	.54
Less Dividends:
Dividends from net investment income	(.38)	(.39)	(.34)
Net asset value, end of period	$5.81	$5.61	$5.61
Total Return(c):	10.50%	7.04%	10.41%

Ratios/Supplemental Data:
Net assets, end of period (000)	$14,336	$7,901	$63,914
Average net assets (000)	$10,563	$52,463	$48,841
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	.46%	.47%	.50%	(e)
Expenses before waivers and/or expense reimbursement	.46%	.47%	.50%	(e)
Net investment income	6.12%	6.40%	6.97%	(e)
Portfolio turnover rate	51%	55%	48%	(f)

(a) Commencement of offering.

(b) Calculated based on average shares outstanding during the period.

(c) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d) Does not include expenses of the underlying portfolios in which the Fund invests.

(e) Annualized.

(f) Not annualized.

See Notes to Financial Statements.

72

Class R Shares
	Year Ended August 31,
	2014(a)	2013(a)	2012(a)	2011(a)		2010(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$5.60	$5.59	$5.34	$5.32		$4.84
Income (loss) from investment operations:
Net investment income	.32	.33	.35	.38		.44
Net realized and unrealized gain on investment transactions	.22	.04	.28	.04		.49
Total from investment operations	.54	.37	.63	.42		.93
Less Dividends:
Dividends from net investment income	(.34)	(.36)	(.38)	(.40)		(.45)
Capital Contributions(e):	-	-	-	-	(d)	-	(d)
Net asset value, end of year	$5.80	$5.60	$5.59	$5.34		$5.32
Total Return(b):	9.84%	6.59%	12.26%	7.88%		19.66%

Ratios/Supplemental Data:
Net assets, end of year (000)	$57,502	$50,732	$36,886	$20,630		$10,441
Average net assets (000)	$55,379	$47,639	$27,717	$16,155		$7,260
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.07%	1.08%	1.12%	1.13%		1.15%
Expenses before waivers and/or expense reimbursement	1.32%	1.33%	1.37%	1.38%		1.40%
Net investment income	5.53%	5.78%	6.47%	6.93%		8.32%
Portfolio turnover rate	51%	55%	48%	87%		91%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Less than $.005 per share.

(e) The Fund received payments related to an unaffiliated-third party’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal years ended August 31, 2011 and 2010. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

Prudential High Yield Fund	73

Financial Highlights

continued

Class X Shares
	Period Ended April 11,		Year Ended August 31,
	2014(a)(h)		2013(a)	2012(a)	2011(a)		2010(a)		2009
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$5.60		$5.59	$5.34	$5.31		$4.83		$5.19
Income (loss) from investment operations:
Net investment income	.17		.30	.33	.36		.41		.38
Net realized and unrealized gain (loss) on investment transactions	.22		.04	.27	.04		.49		(.33)
Total from investment operations	.39		.34	.60	.40		.90		.05
Less Dividends:
Dividends from net investment income	(.19)		(.33)	(.35)	(.37)		(.42)		(.41)
Capital Contributions(e):	-		-	-	-	(d)	-	(d)	-
Net asset value, end of period	$5.80		$5.60	$5.59	$5.34		$5.31		$4.83
Total Return(b):	7.09%		6.06%	11.69%	7.54%		19.07%		2.32%

Ratios/Supplemental Data:
Net assets, end of period (000)	$2		$73	$249	$459		$966		$1,878
Average net assets (000)	$36		$167	$363	$766		$1,359		$2,152
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.56%	(f)	1.58%	1.62%	1.63%		1.65%		1.66%
Expenses before waivers and/or expense reimbursement	1.56%	(f)	1.58%	1.62%	1.63%		1.65%		1.66%
Net investment income	4.90%	(f)	5.30%	6.06%	6.48%		7.97%		9.19%
Portfolio turnover rate	51%	(g)(i)	55%	48%	87%		91%		82%

(a) Calculated based on average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Less than $.005 per share.

(e) The Fund received payments related to an unaffiliated-third party’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal years ended August 31, 2011 and 2010. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

(f) Annualized.

(g) Not annualized.

(h) As of April 11, 2014, the last conversion of Class X shares to Class A shares was completed. There are no Class X shares outstanding and Class X shares are no longer being offered for sale.

(i) Calculated as of August 31, 2014.

See Notes to Financial Statements.

74

Class Z Shares
	Year Ended August 31,
	2014(a)	2013(a)	2012(a)	2011(a)		2010(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$5.62	$5.61	$5.35	$5.33		$4.85
Income (loss) from investment operations:
Net investment income	.35	.36	.38	.42		.46
Net realized and unrealized gain on investment transactions	.22	.04	.29	.03		.49
Total from investment operations	.57	.40	.67	.45		.95
Less Dividends:
Dividends from net investment income	(.37)	(.39)	(.41)	(.43)		(.47)
Capital Contributions(e):	-	-	-	-	(d)	-	(d)
Net asset value, end of year	$5.82	$5.62	$5.61	$5.35		$5.33
Total Return(b):	10.38%	7.13%	13.07%	8.47%		20.23%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,336,453	$1,010,477	$725,367	$334,696		$117,442
Average net assets (000)	$1,254,191	$911,701	$479,766	$304,551		$94,871
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.57%	.58%	.62%	.63%		.65%
Expenses before waivers and/or expense reimbursement	.57%	.58%	.62%	.63%		.65%
Net investment income	6.02%	6.29%	6.97%	7.43%		8.86%
Portfolio turnover rate	51%	55%	48%	87%		91%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolios in which the Fund invests.

(d) Less than $.005 per share.

(e) The Fund received payments related to an unaffiliated-third party’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal years ended August 31, 2011 and 2010. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

Prudential High Yield Fund	75

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

Prudential Investment Portfolios, Inc. 15:

We have audited the accompanying statement of assets and liabilities of the Prudential High Yield Fund, a portfolio of Prudential Investment Portfolios 15, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of August 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2014, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of August 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 17, 2014

76

Federal Income Tax Information

(Unaudited)

For the year ended August 31, 2014, the Fund reports the maximum amount allowable but not less than 82.94% as interest related dividends in accordance with Section 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

Interest-related dividends do not include any distribution paid by a fund with respect to Fund tax years beginning after August 31, 2014. Consequently, this provision expires with respect to such distributions paid after the Fund’s fiscal year end.

In January 2015, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of the dividends received by you in calendar year 2014.

Prudential High Yield Fund	77

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Ellen S. Alberding (56) Board Member Portfolios Overseen: 70	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (62) Board Member Portfolios Overseen: 71	Managing Director (since April 2008) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (62) Board Member Portfolios Overseen: 71	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential High Yield Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Keith F. Hartstein (58) Board Member Portfolios Overseen: 71	Retired; Formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (69) Board Member Portfolios Overseen: 70	Retired (since February 2005); Formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Douglas H. McCorkindale (75) Board Member Portfolios Overseen: 70	Retired; Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (72) Board Member Portfolios Overseen: 71	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
James E. Quinn (62) Board Member Portfolios Overseen: 70	Retired; Formerly President (2003-2012) and Director (2003-2008), and Vice Chairman and Director (1998-2003), Tiffany & Company (jewelry retailing); Director, Mutual of America Capital Management Corporation (asset management) (since 1996); Director, Hofstra University (since 2008); Vice Chairman, Museum of the City of New York (since 1994).	Director of Deckers Outdoor Corporation (footwear manufacturer) (since 2011).
Richard A. Redeker (71) Board Member & Independent Chair Portfolios Overseen: 71	Retired Mutual Fund Senior Executive (44 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.

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Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Robin B. Smith (75) Board Member Portfolios Overseen:70	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (71) Board Member Portfolios Overseen: 71	Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stuart S. Parker (52) Board Member & President Portfolios Overseen: 65	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (41) Board Member & Vice President Portfolios Overseen: 71	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.

Prudential High Yield Fund

(1)	The year that each individual joined PIP 15’s Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Douglas H. McCorkindale, 2003; Stephen P. Munn, 2008; James E. Quinn, 2013; Richard A. Redeker, 1995; Robin B. Smith, 2003; Stephen G. Stoneburn, 2003; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (59) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (39) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (56) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004

Visit our website at www.prudentialfunds.com

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Jonathan D. Shain (56) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005
Claudia DiGiacomo (40) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (51) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Amanda S. Ryan (36) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).	Since 2012
Theresa C. Thompson (52) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008
Richard W. Kinville (46) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011
M. Sadiq Peshimam (50) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014); Vice President (since 2005) of Prudential Investments LLC.	Since 2006
Peter Parrella (56) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007

Prudential High Yield Fund

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Lana Lomuti (47) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (53) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

•	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•	“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Visit our website at www.prudentialfunds.com

Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential High Yield Fund1 (the “Fund”) consists of thirteen individuals, eleven of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 9-11, 2014 and approved the renewal of the agreements through July 31, 2015, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and PIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board

[1]	Prudential High Yield Fund is a series of Prudential Investment Portfolios, Inc. 15.

Prudential High Yield Fund

Approval of Advisory Agreements (continued)

meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 9-11, 2014.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and PIM, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, quality and extent of services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and PIM. The Board considered the services provided by PI, including but not limited to the oversight of the subadvisers for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by PIM, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and PIM, and also considered the qualifications, backgrounds and responsibilities of PIM’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and PIM’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and PIM. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and PIM. The Board noted that PIM is affiliated with PI. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by PIM, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and PIM under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board separately considered information regarding the profitability of the subadviser. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

In 2013, PI and the Board retained an outside business consulting firm, in order to assist the Board in its consideration of the renewal of the management and subadvisory agreements, by reviewing management fee breakpoint usage and trends in management fees across the mutual fund industry. The consulting firm’s analysis and conclusions with respect to the Funds’ management fee structures were presented to the Board and PI at the December 3-5, 2013 meeting, and were discussed extensively by the Board and PI over the following two quarters.

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets the Fund’s effective fee rate reflected those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services

Prudential High Yield Fund

Approval of Advisory Agreements (continued)

Other Benefits to PI and PIM

The Board considered potential ancillary benefits that might be received by PI and PIM and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to its reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by PIM included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and PIM were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2013.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended August 31, 2013. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper High Yield Funds Performance Universe) and the Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be

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applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	2nd Quartile	2nd Quartile	2nd Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over the one-, three- and ten-year periods, although it underperformed over the five-year period.
•	The Board concluded that, in light of the Fund’s competitive performance, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential High Yield Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe •
Keith F. Hartstein • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn •
Stuart S. Parker • James E. Quinn • Richard A. Redeker • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Eamst, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential High Yield Fund, Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL HIGH YIELD FUND

SHARE CLASS	A	B	C	Q	R	Z
NASDAQ	PBHAX	PBHYX	PRHCX	PHYQX	JDYRX	PHYZX
CUSIP	74440Y108	74440Y207	74440Y306	74440Y884	74440Y603	74440Y801

MF110E    0268408-00001-00

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL SHORT DURATION HIGH YIELD INCOME FUND

ANNUAL REPORT • AUGUST 31, 2014

Fund Type

Short Duration High Yield Bond

Objective

To provide a high level of current income

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS). Prudential Fixed Income is a unit of Prudential Investment Management, Inc. (PIM), a registered investment adviser. PIMS and PIM are Prudential Financial companies. © 2014 Prudential Financial, Inc. and its related entities. Prudential Investments LLC, Prudential, the Prudential logo, Bring Your Challenges, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

October 15, 2014

Dear Shareholder:

We hope you find the annual report for the Prudential Short Duration High Yield Income Fund informative and useful. The report covers performance for the 12-month period that ended August 31, 2014.

Since market conditions change over time, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers* that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Short Duration High Yield Income Fund

*Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investments’ fixed income and money market funds are advised by Prudential Investment Management, Inc. (PIM) through its Prudential Fixed Income unit. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Prudential Short Duration High Yield Income Fund	1

Your Fund’s Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 8/31/14
	One Year	Since Inception
Class A	5.55%	8.20% (10/26/12)
Class C	4.77	6.68 (10/26/12)
Class Z	5.82	8.72 (10/26/12)
Barclays US High Yield Ba/B rated 1–5 Yr 1% Capped Index	6.94	12.75
Lipper High Yield Funds Average	9.27	14.57

Average Annual Total Returns (With Sales Charges) as of 9/30/14
	One Year	Since Inception
Class A	0.07%	1.73% (10/26/12)
Class C	1.68	2.70 (10/26/12)
Class Z	3.69	3.75 (10/26/12)
Barclays US High Yield Ba/B rated 1–5 Yr 1% Capped Index	4.88	5.85
Lipper High Yield Funds Average	5.94	6.16

Average Annual Total Returns (With Sales Charges) as of 8/31/14
	One Year	Since Inception
Class A	2.12%	2.51% (10/26/12)
Class C	3.77	3.56 (10/26/12)
Class Z	5.82	4.63 (10/26/12)

Average Annual Total Returns (Without Sales Charges) as of 8/31/14
	One Year	Since Inception
Class A	5.55%	4.36% (10/26/12)
Class C	4.77	3.56 (10/26/12)
Class Z	5.82	4.63 (10/26/12)

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class A shares with a similar investment in the Barclays US High Yield Ba/B rated 1-5 Year 1% Capped Index by portraying the initial account values at the beginning of the period for Class A shares (October 26, 2012) and the account values at the end of the current fiscal year (August 31, 2014) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class C and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Prudential Short Duration High Yield Income Fund	3

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges which are described for each share class in the table below.

	Class A	Class C	Class Z
Maximum initial sales charge	3.25% of the public offering price	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or sale proceeds)	1% on sales of $1 million or more made within 12 months of purchase	1% on sales made within 12 months of purchase	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30% (.25% currently)	1%	None

Benchmark Definitions

Barclays US High Yield Ba/B rated 1–5 Year 1% Capped Index

The Barclays US High Yield Ba/B 1–5 Year 1% Constrained Index represents the performance of US short duration, higher-rated high yield bonds.

Lipper High Yield Funds Average

The Lipper High Yield Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper High Yield Funds category for the periods noted. Funds in the Lipper Average aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Index and the Lipper Average are measured from the closest month-end to inception date, and not from the Fund’s actual inception date.

Five Largest Holdings expressed as a percentage of net assets as of 8/31/14
First Data Corp., Gtd. Notes, 12.625%, 01/15/21	2.0%
Taminco Global Chemical Corp. (Belgium), Sec’d. Notes, 144A, 9.750%, 03/31/20	1.8
CDW LLC/CDW Finance Corp., Gtd. Notes, 8.500%, 04/01/19	1.4
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes, 7.250%, 10/30/17	1.3
HCA Holdings, Inc., Sr. Unsec’d. Notes, 7.750%, 05/15/21	1.2

Holdings reflect only long-term investments and are subject to change.

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Five Largest Industries expressed as a percentage of net assets as of 8/31/14
Technology	15.9%
Healthcare & Pharmaceutical	8.2
Metals	7.8
Telecommunications	6.6
Cable	6.5

Industry weightings reflect only long-term investments and are subject to change.

Distributions and Yields as of 8/31/14
	Total Distributions Paid for 12 Months	30-Day SEC Yield	30-Day Unsubsidized SEC Yield
Class A	$0.60	3.57%	3.52%
Class C	0.52	2.94	2.94
Class Z	0.62	3.94	3.94

Credit Quality expressed as a percentage of total investments as of 8/31/14
BBB	3.6%
BB	37.5
B	52.5
CCC	6.1
Not Rated	0.3
Cash/Cash Equivalents	0.0
Total Investments	100.0%

Source: PIM

Credit ratings reflect the highest rating assigned by Moody’s Investor Service, Inc. (Moody’s), Standard & Poor’s (S&P) or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, Moody’s ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. The Not Rated category consists of securities that have not been rated by Moody’s, S&P or Fitch. Credit ratings are subject to change.

Prudential Short Duration High Yield Income Fund	5

Strategy and Performance Overview

How did the Fund perform?

The Prudential Short Duration High Yield Income Fund’s Class A shares returned 5.55% for the 12-month reporting period ended August 31, 2014. Over the same period, the Barclays US High Yield Ba/B rated 1–5 Year 1% Capped Index (the Index) gained 6.94%, and the Lipper High Yield Funds Average gained 9.27%.

What were conditions like in the US high yield corporate bond market?

Despite periodic bouts of volatility, the broad high yield bond market performed very well during the reporting period. Performance was fueled by a continuing search for yield against a backdrop of strong fundamentals for high yield issuers and default rates that remained well below historical averages.

•

Spreads—the amount of extra yield that high yield bonds provide over similar-duration US Treasury securities—narrowed by 98 basis points (bps). (A basis point is one-hundredth of a percentage point.) Meanwhile, average high yield bond prices increased by $3.11.

•	Shorter-duration, higher-quality high yield bonds (as measured by the Index) underperformed the overall high yield bond market.

•	Lower-quality bonds rated CCC returned 11.57%, outperforming higher-quality bonds rated BB and B, which returned 10.99% and 9.90%, respectively.

•

The top three performing sectors in the Index were banking, pipelines, and electric utilities, each returning more than 13% during the reporting period. The gaming sector posted the weakest, but still positive, return of less than 2%.

What strategies proved most beneficial to the Fund’s performance?

•	The Fund benefited from strong security selection, particularly within the building materials and construction, healthcare and pharmaceutical, and aerospace/defense sectors.

•	The Fund’s underweight relative to the Index in the energy and building materials and construction sectors, which underperformed during the reporting period, contributed to results.

•

An overweight compared to the Index in the telecommunications sector added to Fund returns, this sector outperformed the broader high yield bond market. In terms of individual issue selection, overweight positions in building materials company US Concrete and metals producer Wise Alloys enhanced performance. The Fund’s overweights in Deutsche Telekom, a telecommunications company, and HCA, an operator of healthcare facilities, also added to returns.

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What strategies detracted most from the Fund’s performance?

•	Relative to the Index, security selection in the capital goods, media and entertainment, and chemicals sectors hindered the Fund’s performance.

•

The Fund’s overweight compared to the Index in the gaming and foods sectors, detracted from performance, as these sectors underperformed the broader high yield bond market. Underweight positions in the banking and pipelines sectors also dampened relative returns.

•

In terms of individual issue selection, the Fund’s investment in gaming company Caesars Entertainment detracted from relative performance. In addition, an underweight relative to the Index in banking company The Royal Bank of Scotland Group hampered results.

Did the Fund use derivatives and how did they affect performance?

•

Derivatives were used in the Fund and are instrumental in attaining specific exposures targeted to gain from anticipated market developments. On various occasions throughout the reporting period, the Fund used the Markit CDX High Yield Index to obtain broad market exposure, which was neutral to performance as it offset the cash drag in the fund. The Markit CDX High Yield Index is based on a basket of 100 equally weighted credit default swaps on high yield issuers. A credit default swap is similar to buying or selling insurance contracts on a corporation’s debt.

Prudential Short Duration High Yield Income Fund	7

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 1, 2014, at the beginning of the period, and held through the six-month period ended August 31, 2014. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of

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Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Short Duration High Yield Income Fund		Beginning Account Value March 1, 2014	Ending Account Value August 31, 2014	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,012.10	1.10%	$5.58
	Hypothetical	$1,000.00	$1,019.66	1.10%	$5.60

Class C	Actual	$1,000.00	$1,008.30	1.85%	$9.36
	Hypothetical	$1,000.00	$1,015.88	1.85%	$9.40

Class Z	Actual	$1,000.00	$1,013.40	0.85%	$4.31
	Hypothetical	$1,000.00	$1,020.92	0.85%	$4.33

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended August 31, 2014, and divided by the 365 days in the Fund’s fiscal year ended August 31, 2014 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Prudential Short Duration High Yield Income Fund	9

Fees and Expenses (continued)

The Fund’s annualized expense ratios for the year ended August 31, 2014, are as follows:

Class	Gross Operating Expenses	Net Operating Expenses
A	1.14%	1.09%
C	1.83	1.83
Z	0.84	0.84

Net operating expenses shown above reflect fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

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Portfolio of Investments

as of August 31, 2014

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
LONG-TERM INVESTMENTS 98.0%

BANK LOANS(a) 4.5%

Automotive 0.1%
Schaeffler AG (Germany)	3.750%	04/30/20	EUR	623	$816,415

Building Materials & Construction 0.5%
Materis CHRYSO SA (France)	4.871	08/13/21	EUR	3,000	3,915,590
Materis Paints SA (France)	4.871	08/13/21	EUR	3,000	3,891,888

					7,807,478

Cable 0.5%
Telenet International Finance SA (Belgium)	3.599	06/30/23	EUR	5,000	6,558,287

Capital Goods 0.5%
CPM Acquisition Corp.	6.250	08/29/17		4,005	4,015,335
OGF SA (France)	4.089	10/30/20	EUR	2,500	3,290,641

					7,305,976

Chemicals 0.4%
Axalta Coating Systems US Holdings	4.000	02/01/20		2,494	2,477,077
Colouroz Investment 2 LLC	4.750	09/30/21		3,989	3,970,304

					6,447,381

Electric 0.1%
Energy Future Intermediate Co. LLC	4.250	06/20/16		2,000	2,005,834

Energy—Other 0.3%
Samson Investment Co.	5.000	09/25/18		4,500	4,450,180

Foods 1.0%
Agrokor DD Spv2 (Croatia), PIK	9.500	06/04/18	EUR	4,000	5,260,206
Albertsons Holdings LLC	5.000	08/31/19		6,333	6,323,766
Jacobs Douwe Egberts (Netherlands)	4.250	07/02/21	EUR	2,900	3,738,434

					15,322,406

Gaming
MGM Resorts International	3.500	12/20/19		493	489,217

Healthcare & Pharmaceutical
Catalent Pharma Solutions, Inc.	6.500	12/29/17		175	175,966

See Notes to Financial Statements.

Prudential Short Duration High Yield Income Fund	11

Portfolio of Investments

as of August 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
LONG-TERM INVESTMENTS (Continued)

Technology 1.1%
Avago Technologies Finance Pte Ltd. (Luxembourg)	3.750%	05/06/21	8,000	$7,988,568
Kronos, Inc.	9.750	04/30/20	3,543	3,631,899
Sungard Availability Services Capital, Inc.	6.000	03/29/19	4,988	4,906,453

				16,526,920

TOTAL BANK LOANS (cost $68,595,742)				67,906,060

CORPORATE BONDS 93.5%

Aerospace & Defense 2.3%
Bombardier, Inc. (Canada), Sr. Unsec’d. Notes, 144A	4.750	04/15/19	6,650	6,733,125
Sr. Unsec’d. Notes, 144A	7.500	03/15/18	6,300	7,024,500
Ducommun, Inc., Gtd. Notes	9.750	07/15/18	7,011	7,659,518
Esterline Technologies Corp., Gtd. Notes	7.000	08/01/20	2,727	2,917,890
Michael Baker International, Inc., Sr. Sec’d. Notes, 144A	8.250	10/15/18	9,660	9,949,800

				34,284,833

Automotive 1.7%
Allison Transmission, Inc., Gtd. Notes, 144A	7.125	05/15/19	5,400	5,710,500
American Axle & Manufacturing Holdings, Inc., Gtd. Notes	5.125	02/15/19	1,750	1,802,500
Chrysler Group LLC/CG Co-Issuer, Inc., Sec’d. Notes	8.000	06/15/19	3,450	3,710,993
Sec’d. Notes	8.250	06/15/21	4,500	5,028,750
General Motors Co., Sr. Unsec’d. Notes	3.500	10/02/18	1,925	1,965,906
Lear Corp., Gtd. Notes	8.125	03/15/20	898	951,880
Schaeffler Holding Finance BV (Germany), Sr. Sec’d. Notes, PIK, 144A	6.875	08/15/18	6,425	6,770,344

				25,940,873

Building Materials & Construction 5.6%
Beazer Homes USA, Inc., Gtd. Notes	5.750	06/15/19	2,925	2,903,062
Sr. Sec’d. Notes	6.625	04/15/18	12,171	12,870,832

See Notes to Financial Statements.

12

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Building Materials & Construction (cont’d.)
Building Materials Corp. of America, Sr. Unsec’d. Notes, 144A (original cost $4,073,438; purchased 04/24/14 - 05/22/14)(b)(c)	6.750%	05/01/21	3,750	$4,021,875
Sr. Unsec’d. Notes, 144A (original cost $7,371,099; purchased 06/20/13 - 08/12/14)(b)(c)	6.875	08/15/18	7,050	7,314,375
Cemex Espana Luxembourg (Mexico), Sr. Sec’d. Notes, RegS	9.250	05/12/20	1,500	1,627,500
Sr. Sec’d. Notes, 144A	9.250	05/12/20	1,000	1,085,000
Sr. Sec’d. Notes, 144A	9.875	04/30/19	4,000	4,540,000
Cemex SAB de CV (Mexico), Sr. Sec’d. Notes, 144A	9.500	06/15/18	2,500	2,831,250
D.R. Horton, Inc., Gtd. Notes(d)	3.625	02/15/18	2,018	2,048,270
Gtd. Notes	5.625	01/15/16	250	262,188
Gtd. Notes	6.500	04/15/16	100	106,875
KB Home, Gtd. Notes	4.750	05/15/19	3,200	3,200,000
Lennar Corp., Gtd. Notes	4.500	06/15/19	4,200	4,284,000
Standard Pacific Corp., Gtd. Notes	8.375	05/15/18	8,647	10,030,520
Gtd. Notes	10.750	09/15/16	150	174,750
Taylor Morrison Communities, Inc./Monarch Communities, Inc., Gtd. Notes, 144A	7.750	04/15/20	4,500	4,871,250
Toll Brothers Finance Corp., Gtd. Notes	4.000	12/31/18	500	508,750
Gtd. Notes	8.910	10/15/17	1,500	1,785,000
U.S. Concrete, Inc., Sr. Sec’d. Notes	8.500	12/01/18	8,450	9,126,000
USG Corp., Gtd. Notes, 144A	8.375	10/15/18	1,068	1,118,730
Sr. Unsec’d. Notes	6.300	11/15/16	3,725	3,967,125
Weyerhaeuser Real Estate Co., Sr. Unsec’d. Notes, 144A	4.375	06/15/19	5,750	5,750,000

				84,427,352

Cable 6.0%
Cablevision Systems Corp., Sr. Unsec’d. Notes	7.750	04/15/18	5,500	6,118,750
Sr. Unsec’d. Notes	8.625	09/15/17	6,300	7,182,000

See Notes to Financial Statements.

Prudential Short Duration High Yield Income Fund	13

Portfolio of Investments

as of August 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Cable (cont’d.)
CCO Holdings LLC/CCO Holdings Capital Corp., Gtd. Notes	7.000%	01/15/19		8,115	$8,510,201
Gtd. Notes	7.250	10/30/17		18,103	18,917,635
Gtd. Notes	8.125	04/30/20		6,300	6,756,750
CSC Holdings LLC, Sr. Unsec’d. Notes	7.625	07/15/18		4,218	4,819,065
Sr. Unsec’d. Notes	7.875	02/15/18		4,250	4,855,625
Sr. Unsec’d. Notes	8.625	02/15/19		250	293,750
DISH DBS Corp., Gtd. Notes	7.875	09/01/19		1,500	1,740,000
Nara Cable Funding Ltd. (Spain), Sr. Sec’d. Notes, 144A	8.875	12/01/18		460	486,450
Sr. Sec’d. Notes, 144A	8.875	12/01/18		9,875	10,442,812
Numericable Group SA (France), Sr. Sec’d. Notes, 144A(d)	4.875	05/15/19		4,675	4,733,438
Ono Finance II PLC (Spain), Gtd. Notes, 144A	10.875	07/15/19		7,280	7,871,136
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany), Sr. Sec’d. Notes, 144A	7.500	03/15/19		2,300	2,432,250
Unitymedia KabelBW GmbH (Germany), Sec’d. Notes, RegS	9.625	12/01/19	EUR	500	698,972
UPCB Finance III Ltd. (Netherlands), Sr. Sec’d. Notes, 144A	6.625	07/01/20		210	222,075
Virgin Media Finance PLC (United Kingdom), Gtd. Notes	8.375	10/15/19		3,584	3,754,240
Gtd. Notes	8.875	10/15/19	GBP	750	1,307,358

					91,142,507

Capital Goods 5.1%
BlueLine Rental Finance Corp., Sec’d. Notes, 144A (original cost $1,603,250; purchased 01/16/14 - 02/12/14)(b)(c)	7.000	02/01/19		1,575	1,665,562
Case New Holland Industrial, Inc., Gtd. Notes	7.875	12/01/17		2,570	2,936,225
Cleaver-Brooks, Inc., Sr. Sec’d. Notes, 144A (original cost $5,997,500; purchased 12/18/13 - 03/21/14)(b)(c)	8.750	12/15/19		5,500	6,105,000
CNH America LLC, Gtd. Notes	7.250	01/15/16		1,000	1,062,500
CNH Capital LLC, Gtd. Notes	3.625	04/15/18		375	377,813
Gtd. Notes	3.875	11/01/15		250	253,750

See Notes to Financial Statements.

14

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Capital Goods (cont’d.)
Columbus McKinnon Corp., Gtd. Notes	7.875%	02/01/19		3,186	$3,369,195
Hertz Corp. (The), Gtd. Notes	6.750	04/15/19		2,752	2,886,160
Gtd. Notes	7.500	10/15/18		7,616	7,949,200
International Wire Group Holdings, Inc., Sec’d. Notes, 144A	8.500	10/15/17		3,150	3,394,125
NCSG Crane & Heavy Haul Services (Canada), Sec’d. Notes, 144A	9.500	08/15/19		5,400	5,528,250
Polymer Group, Inc., Sr. Sec’d. Notes	7.750	02/01/19		3,336	3,515,310
Safway Group Holding LLC/Safway Finance Corp., Sec’d. Notes, 144A	7.000	05/15/18		9,272	9,758,780
SPX Corp., Gtd. Notes(d)	6.875	09/01/17		8,831	9,736,177
Terex Corp., Gtd. Notes	6.500	04/01/20		2,900	3,103,000
Unifrax I LLC/Unifrax Holding Co., Gtd. Notes, 144A (original cost $10,636,735; purchased 01/31/13 - 06/30/14)(b)(c)	7.500	02/15/19		10,083	10,385,490
United Rentals North America, Inc., Sr. Unsec’d. Notes	8.250	02/01/21		4,950	5,445,000
WireCo WorldGroup, Inc., Gtd. Notes	9.500	05/15/17		150	153,750

					77,625,287

Chemicals 5.0%
Axalta Coating Systems U.S. Holdings, Inc./Axalta Coating Systems Dutch Holding B BV, Gtd. Notes, 144A	7.375	05/01/21		2,500	2,725,000
Celanese U.S. Holdings LLC, Gtd. Notes	6.625	10/15/18		3,455	3,584,562
Hexion U.S. Finance Corp., Sr. Sec’d. Notes	8.875	02/01/18		9,050	9,389,375
Huntsman International LLC, Gtd. Notes	8.625	03/15/20		9,880	10,596,300
Kissner Milling Co., Ltd. (Canada), Sr. Sec’d. Notes, 144A (original cost $4,208,750; purchased 05/15/14 - 07/03/14)(b)(c)	7.250	06/01/19		4,175	4,305,469
Koppers, Inc., Gtd. Notes	7.875	12/01/19		17,627	18,486,316
Taminco Global Chemical Corp. (Belgium), Sec’d. Notes, 144A	9.750	03/31/20		24,135	26,548,500

					75,635,522

Consumer 1.7%
Galaxy Bidco Ltd. (United Kingdom), Sr. Sec’d. Notes, 144A	5.560(a)	11/15/19	GBP	1,050	1,743,144

See Notes to Financial Statements.

Prudential Short Duration High Yield Income Fund	15

Portfolio of Investments

as of August 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Consumer (cont’d.)
Geo Debt Finance SCA (Luxembourg), Sr. Sec’d. Notes, 144A	7.500%	08/01/18	EUR	300	$400,116
Gibson Brands, Inc., Sr. Sec’d. Notes, 144A (original cost $1,094,625; purchased 05/13/14)(b)(c)	8.875	08/01/18		1,050	1,060,500
Laureate Education, Inc., Gtd. Notes, 144A(d)	9.250	09/01/19		5,950	6,098,750
Novalis SAS (France), Sr. Sec’d. Notes, 144A	6.000	06/15/18	EUR	1,200	1,657,556
Scotts Miracle-Gro Co. (The), Gtd. Notes	6.625	12/15/20		5,154	5,501,895
Service Corp. International, Sr. Unsec’d. Notes	7.625	10/01/18		7,470	8,609,175

					25,071,136

Electric 2.1%
AES Corp. (The), Sr. Unsec’d. Notes	3.229(a)	06/01/19		2,475	2,487,375
Sr. Unsec’d. Notes	8.000	10/15/17		2,150	2,477,875
Sr. Unsec’d. Notes	8.000	06/01/20		1,475	1,747,875
Sr. Unsec’d. Notes	9.750	04/15/16		882	985,635
DPL, Inc., Sr. Unsec’d. Notes	6.500	10/15/16		5,150	5,459,000
Mirant Mid Atlantic LLC, Pass-Through Certificates, Series B	9.125	06/30/17		776	830,938
NRG Energy, Inc., Gtd. Notes	7.625	01/15/18		11,500	12,949,000
Gtd. Notes	8.250	09/01/20		4,375	4,735,938
NRG REMA LLC, Pass-Through Certificates(c)	9.237	07/02/17		359	383,290

					32,056,926

Energy—Integrated
Pacific Rubiales Energy Corp. (Colombia), Gtd. Notes, 144A	7.250	12/12/21		200	222,000

Energy—Other 1.8%
Afren PLC (United Kingdom), Sr. Sec’d. Notes, RegS	10.250	04/08/19		1,000	1,052,500
Sr. Sec’d. Notes, 144A	10.250	04/08/19		5,500	5,788,750
CGG SA (France), Gtd. Notes	7.750	05/15/17		288	291,600
Energy XXI Gulf Coast, Inc., Gtd. Notes	9.250	12/15/17		4,075	4,319,500
EP Energy LLC/EP Energy Finance, Inc., Gtd. Notes	9.375	05/01/20		1,000	1,127,500
Harvest Operations Corp. (South Korea), Gtd. Notes	6.875	10/01/17		2,000	2,135,000

See Notes to Financial Statements.

16

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Energy—Other (cont’d.)
Hilcorp Energy I LP/Hilcorp Finance Co., Sr. Unsec’d. Notes, 144A (original cost $1,102,500; purchased 03/15/13 - 03/18/13)(b)(c)	8.000%	02/15/20		1,000	$1,055,000
Ocean Rig UDW, Inc. (Cyprus), Sr. Unsec’d. Notes, 144A(d)	7.250	04/01/19		1,650	1,641,750
PHI, Inc., Gtd. Notes	5.250	03/15/19		1,650	1,670,625
SESI LLC, Gtd. Notes	6.375	05/01/19		6,000	6,315,000
Ultra Petroleum Corp., Sr. Unsec’d. Notes, 144A	5.750	12/15/18		1,500	1,548,750

					26,945,975

Food & Beverage 4.2%
Aramark Services, Inc., Gtd. Notes(d)	5.750	03/15/20		1,005	1,052,738
Bertin SA/Bertin Finance Ltd. (Brazil), Gtd. Notes, 144A	10.250	10/05/16		1,600	1,816,000
Constellation Brands, Inc., Gtd. Notes	7.250	09/01/16		480	529,200
Gtd. Notes	8.375	12/15/14		500	510,000
JBS SA (Brazil), Sr. Unsec’d. Notes, RegS	10.500	08/04/16		1,500	1,695,795
JBS USA LLC/JBS USA Finance, Inc. (Brazil), Gtd. Notes, 144A (original cost $4,865,625; purchased 06/17/14)(b)(c)	7.250	06/01/21		4,500	4,803,750
Landry’s, Inc., Sr. Unsec’d. Notes, 144A (original cost $7,597,875; purchased 05/27/14-08/01/14)(b)(c)	9.375	05/01/20		6,975	7,498,125
Pilgrim’s Pride Corp., Gtd. Notes	7.875	12/15/18		5,000	5,262,500
Smithfield Foods, Inc., Sr. Unsec’d. Notes	7.750	07/01/17		2,825	3,188,577
Sr. Unsec’d. Notes, 144A	5.250	08/01/18		5,725	5,954,000
Stretford 79 PLC (United Kingdom), Sr. Sec’d. Notes, 144A	6.750	07/15/24	GBP	8,000	13,016,801
Tops Holding Corp./Tops Markets LLC, Sr. Sec’d Notes	8.875	12/15/17		17,002	18,149,635

					63,477,121

Gaming 6.0%
Boyd Gaming Corp., Gtd. Notes	9.125	12/01/18		3,000	3,157,500
Caesars Entertainment Operating Co., Inc., Sr. Sec’d. Notes	11.250	06/01/17		7,625	6,271,563

See Notes to Financial Statements.

Prudential Short Duration High Yield Income Fund	17

Portfolio of Investments

as of August 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Gaming (cont’d.)
Caesars Entertainment Resort Properties LLC, Sr. Sec’d. Notes, 144A	8.000%	10/01/20		975	$967,688
CCM Merger, Inc., Gtd. Notes, 144A (original cost $6,253,325; purchased 09/04/13 - 05/21/14)(b)(c)	9.125	05/01/19		5,935	6,320,775
GLP Capital LP/GLP Financing II, Inc., Gtd. Notes(d)	4.375	11/01/18		6,425	6,665,937
Golden Nugget Escrow, Inc., Sr. Unsec’d. Notes, 144A(d)	8.500	12/01/21		2,235	2,335,575
Isle of Capri Casinos, Inc., Gtd. Notes	7.750	03/15/19		11,003	11,635,672
MGM Resorts International, Gtd. Notes	7.625	01/15/17		6,070	6,737,700
Gtd. Notes(d)	10.000	11/01/16		3,400	3,918,500
MTR Gaming Group, Inc., Sec’d. Notes(d)	11.500	08/01/19		9,500	10,616,250
Peninsula Gaming LLC/Peninsula Gaming Corp., Gtd. Notes, 144A	8.375	02/15/18		13,021	13,737,155
Pinnacle Entertainment, Inc., Gtd. Notes	7.500	04/15/21		9,180	9,845,550
Gtd. Notes(d)	8.750	05/15/20		7,925	8,499,562

					90,709,427

Healthcare & Pharmaceutical 8.2%
Capella Healthcare, Inc., Gtd. Notes	9.250	07/01/17		3,650	3,825,656
Capsugel SA, Sr. Unsec’d. Notes, PIK, 144A	7.000	05/15/19		6,525	6,671,812
CHS/Community Health Systems, Inc., Gtd. Notes	8.000	11/15/19		12,925	14,055,937
ConvaTec Healthcare E SA (Luxembourg), Gtd. Notes, 144A	10.500	12/15/18		12,284	13,174,590
Elli Finance UK PLC (United Kingdom), Sr. Sec’d. Notes, RegS	8.750	06/15/19	GBP	1,950	3,517,226
Emdeon, Inc., Gtd. Notes	11.000	12/31/19		15,000	16,950,000
HCA Holdings, Inc., Sr. Unsec’d. Notes	7.750	05/15/21		16,972	18,499,480
HCA, Inc., Gtd. Notes	8.000	10/01/18		5,000	5,850,000
Sr. Sec’d. Notes	3.750	03/15/19		3,975	4,004,813
Sr. Unsec’d. Notes	6.500	02/15/16		250	265,313
IDH Finance PLC (United Kingdom), Sr. Sec’d. Notes, 144A	5.531(a)	12/01/18	GBP	2,000	3,336,875
Sr. Sec’d. Notes, 144A	6.000	12/01/18	GBP	1,000	1,726,542

See Notes to Financial Statements.

18

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Healthcare & Pharmaceutical (cont’d.)
MedAssets, Inc., Gtd. Notes	8.000%	11/15/18		14,299	$14,996,076
Priory Group No. 3 PLC (United Kingdom), Sr. Sec’d. Notes, RegS	7.000	02/15/18	GBP	300	518,959
Tenet Healthcare Corp., Sr. Sec’d. Notes	6.250	11/01/18		6,450	7,030,500
Sr. Unsec’d. Notes	8.000	08/01/20		1,000	1,080,000
Sr. Unsec’d. Notes, 144A(d)	5.000	03/01/19		1,650	1,670,625
Valeant Pharmaceuticals International, Inc., Gtd. Notes, 144A	6.875	12/01/18		4,625	4,815,781
Gtd. Notes, 144A	7.500	07/15/21		1,900	2,071,000

					124,061,185

Lodging 0.2%
Royal Caribbean Cruises Ltd., Sr. Unsec’d. Notes	7.250	03/15/18		3,000	3,435,000

Media & Entertainment 5.6%
AMC Entertainment, Inc., Gtd. Notes	9.750	12/01/20		2,750	3,086,875
AMC Networks, Inc., Gtd. Notes	7.750	07/15/21		4,000	4,415,000
Carlson Travel Holdings, Inc., Sr. Unsec’d. Notes, PIK, 144A (original cost $6,734,875; purchased 06/26/14 - 08/04/14)(b)(c)	7.500	08/15/19		6,650	6,832,875
Carmike Cinemas, Inc., Sec’d. Notes	7.375	05/15/19		3,000	3,228,750
Cinemark USA, Inc., Gtd. Notes	7.375	06/15/21		2,000	2,175,000
Clear Channel Worldwide Holdings, Inc., Gtd. Notes	7.625	03/15/20		525	560,438
Crown Media Holdings, Inc., Gtd. Notes	10.500	07/15/19		1,000	1,113,750
Gannett Co., Inc., Gtd. Notes	7.125	09/01/18		2,000	2,075,000
Intelsat Jackson Holdings SA (Luxembourg), Gtd. Notes	7.250	04/01/19		11,592	12,229,560
Gtd. Notes	7.250	10/15/20		2,815	3,012,050
LIN Television Corp., Gtd. Notes	8.375	04/15/18		8,100	8,464,500
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., Sr. Sec’d. Notes, 144A (original cost $5,183,988; purchased 07/30/13 - 07/09/14)(b)(c)	5.000	08/01/18		5,068	5,207,370
National CineMedia LLC, Sr. Unsec’d. Notes	7.875	07/15/21		3,500	3,780,000
Sinclair Television Group, Inc., Gtd. Notes	8.375	10/15/18		1,675	1,754,562
Starz LLC/Starz Finance Corp., Gtd. Notes	5.000	09/15/19		700	721,000

See Notes to Financial Statements.

Prudential Short Duration High Yield Income Fund	19

Portfolio of Investments

as of August 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Media & Entertainment (cont’d.)
Telesat Canada/Telesat LLC (Canada), Gtd. Notes, 144A	6.000%	05/15/17	8,410	$8,662,300
Univision Communications, Inc., Sr. Sec’d. Notes, 144A (original cost $13,775,058; purchased 06/04/14 - 07/22/14)(b)(c)	7.875	11/01/20	12,503	13,628,270
Wave Holdco LLC/Wave Holdco Corp., Sr. Unsec’d. Notes, PIK, 144A	8.250	07/15/19	2,650	2,722,875

				83,670,175

Metals 7.8%
AK Steel Corp., Sr. Sec’d. Notes	8.750	12/01/18	15,075	16,695,562
Alcoa, Inc., Sr. Unsec’d. Notes	6.750	07/15/18	4,000	4,581,944
ArcelorMittal (Luxembourg), Sr. Unsec’d. Notes	5.000	02/25/17	9,947	10,407,049
Sr. Unsec’d. Notes	6.125	06/01/18	7,800	8,492,250
Sr. Unsec’d. Notes(d)	10.350	06/01/19	4,500	5,670,000
AuRico Gold, Inc. (Canada), Sec’d. Notes, 144A	7.750	04/01/20	500	513,750
Barminco Finance Pty Ltd. (Australia), Gtd. Notes, 144A (original cost $1,538,750; purchased 05/13/13 - 07/30/13)(b)(c)(d)	9.000	06/01/18	1,600	1,446,000
Calcipar SA (Luxembourg), Sr. Sec’d. Notes, 144A (original cost $9,867,500; purchased 04/01/14 - 06/30/14)(b)(c)	6.875	05/01/18	9,250	9,620,000
First Quantum Minerals Ltd. (Canada), Gtd. Notes, 144A	7.250	10/15/19	1,000	1,057,500
FMG Resources (August 2006) Pty Ltd. (Australia), Gtd. Notes, 144A	6.000	04/01/17	8,925	9,304,312
Gtd. Notes, 144A(d)	6.875	02/01/18	8,150	8,570,214
Gtd. Notes, 144A(d)	8.250	11/01/19	10,500	11,497,500
Murray Energy Corp., Sr. Sec’d. Notes, 144A (original cost $3,382,500; purchased 05/27/14)(b)(c)	9.500	12/05/20	3,000	3,300,000
New Gold, Inc. (Canada), Gtd. Notes, 144A	7.000	04/15/20	1,650	1,757,250
Peabody Energy Corp., Gtd. Notes(d)	6.000	11/15/18	3,480	3,584,400
Steel Dynamics, Inc., Gtd. Notes	6.125	08/15/19	8,500	9,095,000
Westmoreland Coal Co./Westmoreland Partners, Sr. Sec’d. Notes	10.750	02/01/18	8,398	8,954,368
Sr. Sec’d. Notes, 144A	10.750	02/01/18	3,550	3,785,188

				118,332,287

See Notes to Financial Statements.

20

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Non-Captive Finance 0.8%
CIT Group, Inc., Sr. Unsec’d. Notes	5.250%	03/15/18	250	$266,875
Icahn Enterprises LP/Icahn Enterprises Finance Corp., Gtd. Notes	4.875	03/15/19	1,400	1,438,500
International Lease Finance Corp., Sr. Unsec’d. Notes	3.875	04/15/18	1,725	1,753,031
Sr. Unsec’d. Notes	5.875	04/01/19	1,000	1,092,500
Sr. Unsec’d. Notes	8.875	09/01/17	1,600	1,860,000
SLM Corp., Sr. Unsec’d. Notes, MTN	8.000	03/25/20	150	173,250
Sr. Unsec’d. Notes, MTN	8.450	06/15/18	5,150	5,993,055

				12,577,211

Packaging 2.7%
AEP Industries, Inc., Sr. Unsec’d. Notes	8.250	04/15/19	7,620	7,924,800
Ardagh Packaging Finance PLC (Ireland), Gtd. Notes, 144A(d)	9.125	10/15/20	1,000	1,095,000
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland), Gtd. Notes, 144A(d)	6.250	01/31/19	400	404,000
Berry Plastics Corp., Sec’d. Notes	9.750	01/15/21	3,859	4,346,199
Beverage Packaging Holdings Luxembourg II SA, Gtd. Notes, 144A	6.000	06/15/17	1,625	1,649,375
Greif, Inc., Sr. Unsec’d. Notes	6.750	02/01/17	4,262	4,624,270
Sr. Unsec’d. Notes	7.750	08/01/19	1,650	1,889,250
Owens-Illinois, Inc., Sr. Unsec’d. Notes	7.800	05/15/18	4,829	5,553,350
PaperWorks Industries, Inc., Sr. Sec’d. Notes, 144A	9.500	08/15/19	2,100	2,163,000
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, Gtd. Notes	9.000	04/15/19	4,125	4,331,250
Gtd. Notes	9.875	08/15/19	1,350	1,496,813
Sr. Sec’d. Notes	7.875	08/15/19	2,725	2,949,812
Sealed Air Corp., Gtd. Notes, 144A	8.125	09/15/19	2,000	2,185,000

				40,612,119

See Notes to Financial Statements.

Prudential Short Duration High Yield Income Fund	21

Portfolio of Investments

as of August 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Paper 0.6%
Cascades, Inc. (Canada), Gtd. Notes(d)	7.875%	01/15/20		3,350	$3,525,875
Graphic Packaging International, Inc., Gtd. Notes	7.875	10/01/18		1,000	1,042,500
Smurfit Kappa Acquisitions (Ireland), Sr. Sec’d. Notes, 144A	4.875	09/15/18		4,150	4,305,625

					8,874,000

Pipelines & Other 0.2%
AmeriGas Partners LP/AmeriGas Eagle Finance Corp., Sr. Unsec’d. Notes	6.500	05/20/21		1,425	1,503,375
Rockies Express Pipeline LLC, Sr. Unsec’d. Notes, 144A (original cost $617,438; purchased 01/10/13 - 02/22/13)(b)(c)	6.000	01/15/19		625	664,063

					2,167,438

Real Estate Investment Trusts 1.1%
CTR Partnership LP/CareTrust Capital Corp., Gtd. Notes, 144A	5.875	06/01/21		2,375	2,410,625
Felcor Lodging LP, Sr. Sec’d. Notes(d)	6.750	06/01/19		13,855	14,617,025

					17,027,650

Retailers 2.2%
Academy Ltd./Academy Finance Corp., Gtd. Notes, 144A	9.250	08/01/19		8,400	9,009,000
Claire’s Stores, Inc., Sr. Sec’d. Notes, 144A(d)	6.125	03/15/20		50	47,375
Sr. Sec’d. Notes, 144A(d)	9.000	03/15/19		8,630	8,975,200
Hot Topic, Inc., Sr. Sec’d. Notes, 144A (original cost $2,705,188; purchased 12/10/13 -01/03/14)(b)(c)(d)	9.250	06/15/21		2,575	2,819,625
Phones4u Finance PLC (United Kingdom), Sr. Sec’d. Notes, RegS	9.500	04/01/18	GBP	1,406	2,386,671
THOM Europe SAS (France), Sr. Sec’d. Notes, 144A	7.375	07/15/19	EUR	6,000	7,706,357
Toys “R” Us Property Co. II LLC, Sr. Sec’d. Notes(d)	8.500	12/01/17		2,000	2,045,000

					32,989,228

See Notes to Financial Statements.

22

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Technology 14.8%
Alcatel-Lucent USA, Inc. (France), Gtd. Notes, 144A	4.625%	07/01/17	9,800	$9,947,000
Anixter International, Inc., Gtd. Notes	5.625	05/01/19	6,700	7,068,500
Avaya, Inc., Sec’d. Notes, 144A(d)	10.500	03/01/21	350	321,125
Brightstar Corp., Gtd. Notes, 144A (original cost $11,026,025; purchased 11/08/12 - 07/08/14)(b)(c)	9.500	12/01/16	10,235	10,869,570
Sr. Unsec’d. Notes, 144A (original cost $6,013,728; purchased 07/26/13 - 12/18/13)(b)(c)	7.250	08/01/18	5,625	6,138,281
CDW LLC/CDW Finance Corp., Gtd. Notes	8.500	04/01/19	20,230	21,747,250
Ceridian Corp., Sr. Sec’d. Notes, 144A	8.875	07/15/19	680	761,600
Ceridian LLC/Comdata, Inc., Gtd. Notes, 144A	8.125	11/15/17	10,100	10,236,350
CommScope Holding Co., Inc., Sr. Unsec’d. Notes, PIK, 144A	6.625	06/01/20	9,540	10,183,950
CoreLogic, Inc., Gtd. Notes	7.250	06/01/21	2,000	2,120,000
First Data Corp., Gtd. Notes	12.625	01/15/21	24,240	29,633,400
Sr. Sec’d. Notes, 144A	7.375	06/15/19	3,450	3,682,875
Sr. Sec’d. Notes, 144A	8.875	08/15/20	3,304	3,601,360
Freescale Semiconductor, Inc., Gtd. Notes	8.050	02/01/20	5,250	5,656,875
Gtd. Notes	10.750	08/01/20	16,350	18,393,750
iGATE Corp., Gtd. Notes, 144A	4.750	04/15/19	2,325	2,330,812
Igloo Holdings Corp., Sr. Unsec’d. Notes, PIK, 144A	8.250	12/15/17	400	410,000
Infor US, Inc., Gtd. Notes	9.375	04/01/19	15,054	16,559,400
Gtd. Notes	11.500	07/15/18	10,260	11,504,025
Interactive Data Corp., Gtd. Notes, 144A	5.875	04/15/19	11,170	11,093,206
Jabil Circuit, Inc., Sr. Unsec’d. Notes	7.750	07/15/16	150	167,250
Sensata Technologies BV (Netherlands), Gtd. Notes, 144A	6.500	05/15/19	2,140	2,249,675
SunGard Data Systems, Inc., Gtd. Notes(d)	6.625	11/01/19	1,287	1,348,133
Gtd. Notes	7.375	11/15/18	12,736	13,309,120
Gtd. Notes	7.625	11/15/20	1,000	1,076,250

See Notes to Financial Statements.

Prudential Short Duration High Yield Income Fund	23

Portfolio of Investments

as of August 31, 2014 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Technology (cont’d.)
TransUnion Holding Co., Inc., Sr. Unsec’d. Notes, PIK	8.125%	06/15/18		12,491	$12,990,640
Sr. Unsec’d. Notes, PIK	9.625	06/15/18		10,120	10,562,750

					223,963,147

Telecommunications 6.6%
CenturyLink, Inc., Sr. Unsec’d. Notes	5.150	06/15/17		849	906,308
Sr. Unsec’d. Notes	6.000	04/01/17		850	920,125
Sr. Unsec’d. Notes	6.150	09/15/19		738	806,265
Digicel Group Ltd. (Jamaica), Sr. Unsec’d. Notes, 144A	8.250	09/01/17		3,600	3,658,500
Eileme 2 AB (Poland), Sr. Sec’d. Notes, RegS	11.750	01/31/20	EUR	300	461,199
Sr. Sec’d. Notes, 144A	11.625	01/31/20		6,750	7,864,425
Frontier Communications Corp., Sr. Unsec’d. Notes	8.125	10/01/18		1,150	1,338,025
Sr. Unsec’d. Notes	8.250	04/15/17		300	341,250
Level 3 Communications, Inc., Sr. Unsec’d. Notes	8.875	06/01/19		4,542	4,905,360
Sr. Unsec’d. Notes	11.875	02/01/19		5,750	6,289,062
Level 3 Financing, Inc., Gtd. Notes	8.125	07/01/19		8,885	9,618,012
Gtd. Notes, 144A	3.823(a)	01/15/18		1,585	1,592,925
Sprint Capital Corp., Gtd. Notes	6.900	05/01/19		3,050	3,274,938
Sprint Communications, Inc., Gtd. Notes, 144A	9.000	11/15/18		9,425	11,203,969
Sr. Unsec’d. Notes(d)	6.000	12/01/16		1,427	1,521,539
Sr. Unsec’d. Notes	8.375	08/15/17		7,150	8,151,000
Sr. Unsec’d. Notes	9.125	03/01/17		400	456,000
T-Mobile USA, Inc., Gtd. Notes	6.464	04/28/19		8,900	9,278,250
TBG Global Pte Ltd. (Indonesia), Gtd. Notes, RegS	4.625	04/03/18		400	404,000
Telecom Italia Capital SA (Italy), Gtd. Notes	6.999	06/04/18		5,000	5,662,500
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC (Russia), Sr. Unsec’d. Notes, 144A	9.125	04/30/18		1,000	1,065,000
Wind Acquisition Finance SA (Italy), Sr. Sec’d. Notes, 144A	4.211(a)	07/15/20	EUR	2,000	2,637,768

See Notes to Financial Statements.

24

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Telecommunications (cont’d.)
Windstream Holdings, Inc., Gtd. Notes(d)	7.875%	11/01/17	5,422	$6,167,525
Zayo Group LLC/Zayo Capital, Inc., Gtd. Notes	10.125	07/01/20	1,230	1,399,125
Sr. Sec’d. Notes	8.125	01/01/20	9,503	10,251,361

				100,174,431

Transportation 1.2%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., Gtd. Notes	2.977(a)	12/01/17	2,465	2,452,675
Kenan Advantage Group, Inc. (The), Sr. Unsec’d. Notes, 144A (original cost $15,210,375; purchased 04/15/14)(b)(c)	8.375	12/15/18	14,100	14,805,000

				17,257,675

TOTAL CORPORATE BONDS (cost $1,420,419,977)				1,412,680,505

TOTAL LONG-TERM INVESTMENTS (cost $1,489,015,719)				1,480,586,565

SHORT-TERM INVESTMENT 4.4%

			Shares

AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $67,394,596; includes $50,740,250 of cash collateral for securities on loan) (Note 3)(e)(f)			67,394,596	67,394,596

TOTAL INVESTMENTS 102.4% (cost $1,556,410,315; Note 5)				1,547,981,161
Liabilities in excess of other assets(g) (2.4)%				(36,566,510)

NET ASSETS 100.0%				$1,511,414,651

The following abbreviations are used in the portfolio descriptions:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

See Notes to Financial Statements.

Prudential Short Duration High Yield Income Fund	25

Portfolio of Investments

as of August 31, 2014 continued

RegS—Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

MTN—Medium Term Note

PIK—Payment-in-Kind

EUR—Euro

GBP—British Pound

#	Principal amount shown in U.S. dollars unless otherwise stated.
(a)	Variable rate instrument. The interest rate shown reflects the rate in effect at August 31, 2014.
(b)	Indicates a restricted security; the aggregate original cost of the restricted securities is $130,860,147. The aggregate value of $129,866,975 is approximately 8.6% of net assets.
(c)	Indicates a security or securities that have been deemed illiquid.
(d)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $49,495,630; cash collateral of $50,740,250 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.
(e)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.
(f)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(g)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Forward foreign currency exchange contracts outstanding at August 31, 2014:

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
British Pound,
Expiring 09/26/14	Barclays Capital Group	GBP	16,441	$27,255,039	$27,289,867	$(34,828)
Euro,
Expiring 09/26/14	Bank of America	EUR	24,498	32,471,042	32,193,759	277,283
Expiring 09/26/14	Deutsche Bank AG	EUR	2,820	3,716,689	3,705,865	10,824

				$63,442,770	$63,189,491	$253,279

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

See Notes to Financial Statements.

26

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of August 31, 2014 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Bank Loans	$—	$67,730,094	$175,966
Corporate Bonds	—	1,412,297,215	383,290
Affiliated Money Market Mutual Fund	67,394,596	—	—
Other Financial Instruments*
Forward Foreign Currency Exchange Contracts	—	253,279	—

Total	$67,394,596	$1,480,280,588	$559,256

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and swaps contracts, which are recorded at the unrealized appreciation/depreciation of the instrument.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of August 31, 2014 was as follows (Unaudited):

Technology	15.9%
Healthcare & Pharmaceutical	8.2
Metals	7.8
Telecommunications	6.6
Cable	6.5
Building Materials & Construction	6.1
Gaming	6.0
Capital Goods	5.6
Media & Entertainment	5.6
Chemicals	5.4
Affiliated Money Market Mutual Fund (including 3.4% of collateral for securities on loan)	4.4
Food & Beverage	4.2
Packaging	2.7
Aerospace & Defense	2.3
Electric	2.2
Retailers	2.2%
Energy—Other	2.1
Automotive	1.8
Consumer	1.7
Transportation	1.2
Real Estate Investment Trusts	1.1
Foods	1.0
Non-Captive Finance	0.8
Paper	0.6
Lodging	0.2
Pipelines & Other	0.2

102.4
Liabilities in excess of other assets	(2.4)

100.0%

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are foreign exchange risk and credit risk. The effect of such derivative instruments on the Fund's financial

See Notes to Financial Statements.

Prudential Short Duration High Yield Income Fund	27

Portfolio of Investments

as of August 31, 2014 continued

position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of August 31, 2014 as presented in the Statement of Assets and Liabilities:

Derivatives not designated as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	$288,107	Unrealized depreciation on forward foreign currency exchange contracts	$34,828

The effects of derivative instruments on the Statement of Operations for the year ended August 31, 2014 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Swaps	Forward Currency Contracts(1)	Total
Foreign exchange contracts	$—	$392,637	$392,637
Credit contracts	371,535	—	371,535

Total	$371,535	$392,637	$764,172

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Swaps	Forward Currency Contracts(2)	Total
Foreign exchange contracts	$—	$173,110	$173,110
Credit contracts	71,684	—	71,684

Total	$71,684	$173,110	$244,794

(1)	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.
(2)	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

For the year ended August 31, 2014, the Fund's average value at settlement date receivable for forward currency contracts sold was $30,502,103 and the average notional amount for credit default swaps as writer was $4,388,000.

Offsetting of over-the-counter (OTC) derivative assets and liabilities:

The Fund invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting

See Notes to Financial Statements.

28

arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts Available for Offset	Collateral Received(3)	Net Amount
Bank of America	$277,283	$—	$(187,342)	$89,941
Barclays Capital Group	—	—	—	—
Deutsche Bank AG	10,824	—	—	10,824

	$288,107

Counterparty	Gross Amounts of Recognized Liabilities(2)	Gross Amounts Available for Offset	Collateral Pledged(3)	Net Amount
Bank of America	$—	$—	$—	$—
Barclays Capital Group	(34,828)	—	—	(34,828)
Deutsche Bank AG	—	—	—	—

	$(34,828)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.
(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.
(3)	Amounts shown reflect actual collateral received or pledged by the Fund. Such amounts are applied up to 100% of the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

Prudential Short Duration High Yield Income Fund	29

Statement of Assets & Liabilities

as of August 31, 2014

Assets
Investments at value, including securities on loan of $49,495,630:
Unaffiliated investments (cost $1,489,015,719)	$1,480,586,565
Affiliated investments (cost $67,394,596)	67,394,596
Cash	917
Foreign currency, at value (cost $3,787,726)	3,776,853
Dividends and interest receivable	27,252,901
Receivable for investments sold	9,918,187
Receivable for Fund shares sold	6,442,039
Unrealized appreciation on forward foreign currency exchange contracts	288,107
Prepaid expenses	17,902

Total assets	1,595,678,067

Liabilities
Payable to broker for collateral for securities on loan	50,740,250
Payable for investments purchased	23,711,022
Payable for Fund shares reacquired	6,702,797
Dividends payable	1,481,220
Management fee payable	888,596
Accrued expenses	350,636
Distribution fee payable	339,268
Unrealized depreciation on forward foreign currency exchange contracts	34,828
Affiliated transfer agent fee payable	14,688
Loan interest payable	111

Total liabilities	84,263,416

Net Assets	$1,511,414,651

Net assets were comprised of:
Common stock, at par	$1,553,770
Paid-in capital in excess of par	1,534,407,483

1,535,961,253
Undistributed net investment income	614,159
Accumulated net realized loss on investment and foreign currency transactions	(17,318,968)
Net unrealized depreciation on investments and foreign currencies	(7,841,793)

Net assets, August 31, 2014	$1,511,414,651

See Notes to Financial Statements.

30

Class A
Net asset value and redemption price per share
($413,957,062 ÷ 42,560,556 shares of common stock issued and outstanding)	$9.73
Maximum sales charge (3.25% of offering price)	0.33

Maximum offering price to public	$10.06

Class C
Net asset value, offering price and redemption price per share
($304,897,424 ÷ 31,351,513 shares of common stock issued and outstanding)	$9.73

Class Z
Net asset value, offering price and redemption price per share
($792,560,165 ÷ 81,464,966 shares of common stock issued and outstanding)	$9.73

See Notes to Financial Statements.

Prudential Short Duration High Yield Income Fund	31

Statement of Operations

Year Ended August 31, 2014

Net Investment Income
Income
Interest income	$60,293,143
Affiliated income from securities loaned, net	62,360
Affiliated dividend income	42,560

Total income	60,398,063

Expenses
Management fee	7,395,387
Distribution fee—Class A	1,063,844
Distribution fee—Class C	1,940,775
Transfer agent’s fees and expenses (including affiliated expense of $67,900)	993,000
Custodian’s fees and expenses	146,000
Registration fees	133,000
Shareholders’ reports	67,000
Audit fee	34,000
Directors’ fees	28,000
Legal fees and expenses	23,000
Insurance expenses	4,000
Loan interest expense	612
Miscellaneous	17,513

Total expenses	11,846,131
Less: Distribution fee waiver-Class A	(177,307)

Net expenses	11,668,824

Net investment income	48,729,239

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(683,819)
Swap agreements transactions	371,535
Foreign currency transactions	330,109

17,825

Net change in unrealized appreciation (depreciation) on:
Investments	(4,702,489)
Swap agreements	71,684
Foreign currencies	485,104

(4,145,701)

Net loss on investment and foreign currency transactions	(4,127,876)

Net Increase In Net Assets Resulting From Operations	$44,601,363

See Notes to Financial Statements.

32

Statement of Changes in Net Assets

	Year Ended August 31, 2014	October 26, 2012* through August 31, 2013
Increase (Decrease) In Net Assets
Operations
Net investment income	$48,729,239	$5,237,369
Net realized gain (loss) on investment and foreign currency transactions	17,825	(57,652)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(4,145,701)	(3,696,092)

Net increase in net assets resulting from operations	44,601,363	1,483,625

Dividends from net investment income (Note 1)
Class A	(21,391,956)	(2,653,274)
Class C	(10,216,790)	(1,032,412)
Class Z	(31,950,635)	(3,394,064)

	(63,559,381)	(7,079,750)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	1,447,219,625	499,672,279
Net asset value of shares issued in reinvestment of dividends	50,216,652	5,575,098
Cost of shares reacquired	(397,795,277)	(68,919,583)

Net increase in net assets from Fund share transactions	1,099,641,000	436,327,794

Total increase	1,080,682,982	430,731,669

Net Assets:
Beginning of period	430,731,669	—

End of period(a)	$1,511,414,651	$430,731,669

(a) Includes undistributed net investment income of:	$614,159	$—

*	Commencement of operations.

See Notes to Financial Statements.

Prudential Short Duration High Yield Income Fund	33

Notes to Financial Statements

Prudential Investment Portfolios, Inc. 15 (the “Company”) is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as a diversified, open-end management investment company. The Company consists of two funds: Prudential High Yield Fund and Prudential Short Duration High Yield Income Fund (the “Fund”). These financial statements relate to Prudential Short Duration High Yield Income Fund. The Fund’s investment objective is to provide a high level of current income.

Note 1. Accounting Policies

The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued

34

at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy except for exchange-traded and cleared swaps which are classified as level 2 in the fair value hierarchy, as the prices marked at the official settle are not public.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy, as the inputs are observable and considered to be significant to the valuation.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy, as the adjustment factors are observable and considered to be significant to the valuation. Securities not valued using such model prices are valued in accordance with exchange-traded common and preferred stocks discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Over-the-counter derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that significant unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

Prudential Short Duration High Yield Income Fund	35

Notes to Financial Statements

continued

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to the guidelines adopted by the Board, the Fund may invest up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser under the guidelines adopted by the Directors of the Fund. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange.

36

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Cross Currency Exchange Contracts: A cross currency contract is a forward contract where a specified amount of one currency will be exchanged for a specified amount of another currency.

Concentration of Risk: The ability of debt securities issuers (other than those issued or guaranteed by the U.S. Government) held by the Fund to meet its obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate between two parties. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized

Prudential Short Duration High Yield Income Fund	37

Notes to Financial Statements

continued

gain or loss is included in net unrealized appreciation or depreciation on foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life.

Swap Agreements: The Fund entered into credit default, interest rate, total return and other forms of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the over-the-counter market and may be executed either directly with counterparty (“OTC-Traded”) or through a central clearing facility, such as a registered commodities exchange (“Exchange-Traded”). Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Exchange-traded swaps pay or receive an amount, known as “variation margin”, based on daily changes in the valuation of a swap contract. Payments received or paid by the Fund are recorded as realized gains or losses upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the statements of assets and liabilities. Swap agreements outstanding at period end, if any, are listed on the Portfolio of Investments.

Credit Default Swaps: Credit default swaps (“CDS”) involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund entered into credit default swaps to provide a measure of protection against defaults or to take an active long or short position with respect to

38

the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased credit default swaps is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Portfolio of Investments, if applicable. These spreads serve as an indicator of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as indicators of the current status of the payment/performance risk. Wider credit spreads and increasing market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. A master netting arrangement

Prudential Short Duration High Yield Income Fund	39

Notes to Financial Statements

continued

between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. The right to set-off exists when all the conditions are met such that each of the parties owes the other a determinable amount, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off, and the right of set-off is enforceable by law. During the reporting period, no instances occurred where the right to set-off existed and management has not elected to offset.

The Fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, are presented in the Portfolio of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Portfolio of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchanged, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the

40

possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such over-the-counter derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of August 31, 2014, the Fund has not met conditions under such agreements, which give the counterparty the right to call for an early termination.

Forward currency contracts, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Payment in Kind Securities: Certain fixed income Portfolios may invest in open market or receive pursuant to debt restructuring, securities that pay in kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income. The interest rate on PIK debt is paid out over time.

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a highly liquid short-term money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities, and any interest on the investment of cash received as collateral. The Fund also continues to receive interest and dividends

Prudential Short Duration High Yield Income Fund	41

Notes to Financial Statements

continued

or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Loan Participations: The Fund may invest in loan participations, another type of restricted security. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. As a result, the Fund assumes the credit risk of the borrower, the Selling Participant and any other persons interpositioned between the Fund and the borrower. The Fund may not directly benefit from the collateral supporting the senior loan in which it has purchased the loan participation.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management, that may differ from actual.

Net investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund declares daily and pays dividends of net investment income monthly and makes distributions of net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, it is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment

42

companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. PI pays for the services of PIM, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly at an annual rate of .70% of the Fund’s average daily net assets.

PI has contractually agreed through December 31, 2015 to limit net annual Fund operating expenses (excluding distribution and service (12b-1) fees, extraordinary and certain other expenses, including taxes, interest and brokerage commissions) of each class of shares to .90% of the Fund’s average daily net assets.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30% and 1% of the average daily net assets of the Class A and C shares, respectively. PIMS has contractually agreed to limit such fees to .25% of the average daily net assets of the Class A shares through December 31, 2015.

Prudential Short Duration High Yield Income Fund	43

Notes to Financial Statements

continued

PIMS has advised the Fund that it has received $1,299,444 in front-end sales charges resulting from sales of Class A shares, during the year ended August 31, 2014. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended August 31, 2014, it received $54,661 and $62,594 in contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders, respectively.

PI, PIMS and PIM are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses on the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s security lending agent. For the year ended August 31, 2014, PIM has been compensated approximately $18,627 for these services.

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Funds”), a portfolio of the Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Funds are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended August 31, 2014, aggregated $1,735,257,902 and $615,898,795, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting

44

principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized loss on investment and foreign currency transactions. For the year ended August 31, 2014, the adjustments were to increase undistributed net investment income and increase accumulated net realized loss on investment and foreign currency transactions by $15,603,043 due to differences in the treatment for book and tax purposes of premium amortization, certain transactions involving foreign securities and currencies, paydown gains/losses and swaps. Net investment income, net realized gain (loss) on investment and foreign currency transactions and net assets were not affected by this change.

For the year ended August 31, 2014, the tax character of dividends paid by the Fund was $63,559,381 of ordinary income. For the period ended August 31, 2013, the tax character of dividends paid by the Fund was $7,079,750 of ordinary income.

As of August 31, 2014, the accumulated undistributed earnings on a tax basis was $2,352,814 of ordinary income. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of August 31, 2014 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Depreciation	Other Cost Basis Adjustments	Total Net Unrealized Depreciation
$1,568,317,497	$5,421,660	$(25,757,996)	$(20,336,336)	$334,082	$(20,002,254)

The difference between book and tax basis is primarily attributable to deferred losses on wash sales and differences in the treatment of premium amortization for book and tax purposes. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currencies and mark-to-market of receivables and payables.

For federal income tax purposes, the Fund had a capital loss carryforward as of August 31, 2014 of approximately $5,412,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Prudential Short Duration High Yield Income Fund	45

Notes to Financial Statements

continued

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 3.25%. Investors who purchase $1 million or more of Class A shares and redeem those shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, but are not subject to an initial sales charge. The Class A CDSC is waived for purchases by certain retirement or benefit plans. Class C shares sold within 12 months of purchase are subject to a CDSC of 1%. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charges and are available only to a limited group of investors.

The Fund is authorized to issue 1 billion shares of common stock, $.01 par value per share, divided into three classes, designated Class A, Class C and Class Z common stock. Of the authorized shares of common stock of the Fund, 300 million shares are designated for Class A common stock, 200 million shares are designated for Class C common stock and 500 million shares are designated for Class Z common stock.

46

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended August 31, 2014:
Shares sold	44,909,690	$442,805,761
Shares issued in reinvestment of dividends and distributions	1,716,198	16,873,406
Shares reacquired	(12,187,878)	(119,858,992)

Net increase (decrease) in shares outstanding before conversion	34,438,010	339,820,175
Shares issued upon conversion from Class C and Class Z	137,202	1,349,818
Shares reacquired upon conversion into Class Z	(9,747,349)	(95,374,816)

Net increase (decrease) in shares outstanding	24,827,863	$245,795,177

Period ended August 31, 2013*:
Shares sold	19,954,646	$198,091,962
Shares issued in reinvestment of dividends	204,597	2,018,658
Shares reacquired	(2,426,550)	(24,090,472)

Net increase (decrease) in shares outstanding	17,732,693	$176,020,148

Class C
Year ended August 31, 2014:
Shares sold	26,159,905	$257,703,956
Shares issued in reinvestment of dividends and distributions	804,337	7,901,528
Shares reacquired	(3,265,955)	(32,083,918)

Net increase (decrease) in shares outstanding before conversion	23,698,287	233,521,566
Shares reacquired upon conversion into Class A and Class Z	(63,069)	(620,550)

Net increase (decrease) in shares outstanding	23,635,218	$232,901,016

Period ended August 31, 2013*:
Shares sold	7,878,032	$78,194,899
Shares issued in reinvestment of dividends	78,720	776,610
Shares reacquired	(240,457)	(2,373,004)

Net increase (decrease) in shares outstanding	7,716,295	$76,598,505

Class Z
Year ended August 31, 2014:
Shares sold	75,768,728	$746,709,908
Shares issued in reinvestment of dividends and distributions	2,589,965	25,441,718
Shares reacquired	(25,106,458)	(245,852,367)

Net increase (decrease) in shares outstanding before conversion	53,252,235	526,299,259
Shares issued upon conversion from Class A and Class C	9,798,372	95,899,088
Shares reacquired upon conversion into Class A	(127,292)	(1,253,540)

Net increase (decrease) in shares outstanding	62,923,315	$620,944,807

Period ended August 31, 2013*:
Shares sold	22,523,970	$223,385,418
Shares issued in reinvestment of dividends	281,109	2,779,830
Shares reacquired	(4,263,428)	(42,456,107)

Net increase (decrease) in shares outstanding	18,541,651	$183,709,141

*	Commenced operations on October 26, 2012.

Prudential Short Duration High Yield Income Fund	47

Notes to Financial Statements

continued

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period November 5, 2013 through October 8, 2014. The Funds pay an annualized commitment fee of .08% of the unused portion of the SCA. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

Subsequent to the fiscal year end, the SCA has been renewed effective October 9, 2014 and will continue to provide a commitment of $900 million through October 8, 2015. Effective October 9, 2014, the Funds pay an annualized commitment fee of .075% of the unused portion of the SCA.

The Fund utilized the SCA during the year ended August 31, 2014. The Fund had an average outstanding balance of $2,593,333 for six days at an average interest rate of 1.40%. At August 31, 2014, the Fund did not have an outstanding loan amount.

48

Financial Highlights

Class A Shares
	Year Ended August 31, 2014	October 26, 2012(a) through August 31, 2013
Per Share Operating Performance(b):
Net Asset Value, Beginning Of Period	$9.79	$10.00
Income from investment operations:
Net investment income	.45	.34
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.09	(.09)
Total from investment operations	.54	.25
Less Dividends:
Dividends from net investment income	(.60)	(.46)
Net asset value, end of period	$9.73	$9.79
Total Return(c):	5.55%	2.50%

Ratios/Supplemental Data:
Net assets, end of period (000)	$413,957	$173,606
Average net assets (000)	$354,627	$55,859
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.09%	1.15%	(e)
Expenses before waivers and/or expense reimbursement	1.14%	1.25%	(e)
Net investment income	4.63%	4.16%	(e)
Portfolio turnover rate	60%	30%	(f)

(a) Commencement of operations.

(b) Calculated based on average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

(e) Annualized.

(f) Not annualized.

See Notes to Financial Statements.

Prudential Short Duration High Yield Income Fund	49

Financial Highlights

continued

Class C Shares
	Year Ended August 31, 2014	October 26, 2012(a) through August 31, 2013
Per Share Operating Performance(b):
Net Asset Value, Beginning Of Period	$9.79	$10.00
Income from investment operations:
Net investment income	.38	.28
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.08	(.10)
Total from investment operations	.46	.18
Less Dividends:
Dividends from net investment income	(.52)	(.39)
Net asset value, end of period	$9.73	$9.79
Total Return(c):	4.77%	1.83%

Ratios/Supplemental Data:
Net assets, end of period (000)	$304,897	$75,539
Average net assets (000)	$194,085	$25,240
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.83%	1.90%	(e)
Expenses before waivers and/or expense reimbursement	1.83%	1.95%	(e)
Net investment income	3.86%	3.38%	(e)
Portfolio turnover rate	60%	30%	(f)

(a) Commencement of operations.

(b) Calculated based on average shares outstanding during the period.

(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

(e) Annualized.

(f) Not annualized.

See Notes to Financial Statements.

50

Class Z Shares
	Year Ended August 31, 2014	October 26, 2012(a) through August 31, 2013
Per Share Operating Performance(b):
Net Asset Value, Beginning Of Period	$9.79	$10.00
Income from investment operations:
Net investment income	.48	.36
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.08	(.09)
Total from investment operations	.56	.27
Less Dividends:
Dividends from net investment income	(.62)	(.48)
Net asset value, end of period	$9.73	$9.79
Total Return(c):	5.82%	2.74%

Ratios/Supplemental Data:
Net assets, end of period (000)	$792,560	$181,587
Average net assets (000)	$507,805	$69,695
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	.84%	.90%	(e)
Expenses before waivers and/or expense reimbursement	.84%	1.04%	(e)
Net investment income	4.89%	4.29%	(e)
Portfolio turnover rate	60%	30%	(f)

(a) Commencement of operations.

(b) Calculated based on average shares outstanding during the period.

(c) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

(e) Annualized.

(f) Not annualized.

See Notes to Financial Statements.

Prudential Short Duration High Yield Income Fund	51

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

Prudential Investment Portfolios 15, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential Short Duration High Yield Income Fund, a portfolio of Prudential Investment Portfolios 15, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of August 31, 2014, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period October 26, 2012 (commencement of operations) through August 31, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2014, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of August 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 17, 2014

52

Tax Information

(Unaudited)

For the year ended August 31, 2014, the Fund reports the maximum amount allowable but not less than 78.84% as interest related dividends in accordance with Section 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

Interest-related dividends do not include any distributions paid by a fund with respect to Fund tax years beginning after August 31, 2014. Consequently, this provision expires with respect to such distributions paid after the Fund’s fiscal year end.

In January 2015, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of dividends received by you in calendar year 2014.

Prudential Short Duration High Yield Income Fund	53

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Ellen S. Alberding (56) Board Member Portfolios Overseen: 70	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (62) Board Member Portfolios Overseen: 71	Managing Director (since April 2008) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (62) Board Member Portfolios Overseen: 71	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Short Duration High Yield Income Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Keith F. Hartstein (58) Board Member Portfolios Overseen: 71	Retired; Formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (69) Board Member Portfolios Overseen: 70	Retired (since February 2005); Formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Douglas H. McCorkindale (75) Board Member Portfolios Overseen: 70	Retired; Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).	Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).
Stephen P. Munn (72) Board Member Portfolios Overseen: 71	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
James E. Quinn (62) Board Member Portfolios Overseen: 70	Retired; Formerly President (2003-2012) and Director (2003-2008), and Vice Chairman and Director (1998-2003), Tiffany & Company (jewelry retailing); Director, Mutual of America Capital Management Corporation (asset management) (since 1996); Director, Hofstra University (since 2008); Vice Chairman, Museum of the City of New York (since 1994).	Director of Deckers Outdoor Corporation (footwear manufacturer) (since 2011).
Richard A. Redeker (71) Board Member & Independent Chair Portfolios Overseen: 71	Retired Mutual Fund Senior Executive (44 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.

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Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Robin B. Smith (75) Board Member Portfolios Overseen:70	Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (marketing) (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.	Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (71) Board Member Portfolios Overseen: 71	Chairman, (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stuart S. Parker (52) Board Member & President Portfolios Overseen: 65	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (41) Board Member & Vice President Portfolios Overseen: 71	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.

Prudential Short Duration High Yield Income Fund

(1)	The year that each individual joined PIP 15’s Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Douglas H. McCorkindale, 2003; Stephen P. Munn, 2008; James E. Quinn, 2013; Richard A. Redeker, 1995; Robin B. Smith, 2003; Stephen G. Stoneburn, 2003; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (59) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (39) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (56) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004

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Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Jonathan D. Shain (56) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005
Claudia DiGiacomo (40) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (51) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Amanda S. Ryan (36) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).	Since 2012
Theresa C. Thompson (52) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008
Richard W. Kinville (46) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011
M. Sadiq Peshimam (50) Treasurer and Principal Financial and Accounting Officer	Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014); Vice President (since 2005) of Prudential Investments LLC.	Since 2006
Peter Parrella (56) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007

Prudential Short Duration High Yield Income Fund

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Lana Lomuti (47) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (53) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

•	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•	“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential Short Duration High Yield Income Fund1 (the “Fund”) consists of thirteen individuals, eleven of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 9-11, 2014 and approved the renewal of the agreements through July 31, 2015, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and PIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board

[1]	Prudential Short Duration High Yield Income Fund is a series of Prudential Investment Portfolios, Inc. 15.

Prudential Short Duration High Yield Income Fund

Approval of Advisory Agreements (continued)

meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 9-11, 2014.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and PIM, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and PIM. The Board considered the services provided by PI, including but not limited to the oversight of the subadvisers for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by PIM, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and PIM, and also considered the qualifications, backgrounds and responsibilities of PIM’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and PIM’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and PIM. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and PIM. The Board noted that PIM is affiliated with PI. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by PIM, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and PIM under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board separately considered information regarding the profitability of the subadviser. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

In 2013, PI and the Board retained an outside business consulting firm, in order to assist the Board in its consideration of the renewal of the management and subadvisory agreements, by reviewing management fee breakpoint usage and trends in management fees across the mutual fund industry. The consulting firm’s analysis and conclusions with respect to the Funds’ management fee structures were presented to the Board and PI at the December 3-5, 2013 meeting, and were discussed extensively by the Board and PI over the following two quarters.

The Board noted that the management fee schedule for the Fund does not contain breakpoints that would reduce the fee rate on assets above specified levels. In light of the Fund’s current size and expense structure, the Board negotiated with PI to implement a breakpoint to the contractual management fee schedule. The Board took note that the Fund’s fee structure would result in benefits to Fund shareholders when (and if) assets reach the levels at which the fee rate is reduced. These benefits will accrue whether or not PI is then realizing any economies of scale. The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Prudential Short Duration High Yield Income Fund

Approval of Advisory Agreements (continued)

Other Benefits to PI and PIM

The Board considered potential ancillary benefits that might be received by PI and PIM and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to its reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by PIM included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and PIM were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-year period ended December 31, 2013. The Board considered that the Fund commenced operations on October 26, 2012 and that longer-term performance was not yet available.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended August 31, 2013. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper High Yield Funds Performance Universe) and the Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be

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applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	4th Quartile	N/A	N/A	N/A
Actual Management Fees: 4th Quartile
Net Total Expenses: 3rd Quartile

•	The Board noted that Fund underperformed its benchmark index for the one-year period.
•

The Board and PI agreed to discontinue the existing expense cap of 0.90%, noting PI’s explanation that the Fund’s current expense ratio was significantly below the cap, and that as a result, removing the cap would have no impact on expenses paid by shareholders.

•	The Board noted that the Fund’s net total expense ratio ranked in the third quartile of the Peer Group, less than one basis point from the median, after a waiver of expenses of 0.05%.
•

The Board also noted PI’s agreement to implement a contractual management fee breakpoint of 0.675% on assets over $2 billion, in addition to the existing contractual management fee of 0.70% on assets up to $2 billion.

•

The Board concluded that, in light of the Fund’s recent inception date, it would be in the best interests of the Fund and its shareholders to renew the agreements to allow the subadviser to develop a performance record and to closely monitor performance.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential Short Duration High Yield Income Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Stuart S. Parker • James E. Quinn • Richard A. Redeker • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Short Duration High Yield Income Fund, Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL SHORT DURATION HIGH YIELD INCOME FUND

SHARE CLASS	A	C	Z
NASDAQ	HYSAX	HYSCX	HYSZX
CUSIP	74442J109	74442J208	74442J307

MF216E    0268406-00001-00

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Stephen P. Munn, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended August 31, 2014 and August 31, 2013, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $67,600 and $69,500 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

Not applicable.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2014 and 2013. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2014 and 2013 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a) (1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios, Inc. 15

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	October 20, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	October 20, 2014

By:	/s/ M. Sadiq Peshimam
M. Sadiq Peshimam
Treasurer and Principal Financial and Accounting Officer

Date:	October 20, 2014